================================================================================

                                  SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934


Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[x]  Preliminary Proxy Statement               [ ]  CONFIDENTIAL, FOR USE OF THE COMMISSION
                                                    ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12.

                                  FindWhat.com
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies: .......

     (2) Aggregate number of securities to which transaction applies: ..........

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): ............

     (4) Proposed maximum aggregate value of transaction: ......................

     (5) Total fee paid: .......................................................

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid: ...............................................

     (2) Form, Schedule or Registration Statement No.: .........................

     (3) Filing Party: .........................................................

     (4) Date Filed: ...........................................................

================================================================================

                                  FINDWHAT.COM

                              121 WEST 27TH STREET
                            NEW YORK, NEW YORK 10001

                                 (212) 255-1500

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                                                  April 30, 2002

To Our Stockholders:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of FindWhat.com, a Nevada corporation (the "Company"), will be held at the Hilton Garden Inn, located at 12600 University Drive, Ft. Myers, Florida 33907 on the 10th day of June, 2002, at 2:30 p.m., local time, for the following purposes:

            1. To elect nine Directors, each for a one-year term and until their successors are duly elected and qualified;

            2.    To approve the Company's reincorporation in Delaware; and

            3. To transact such other business as may properly come before the meeting or any adjournment thereof.

            Owners of Common Stock of the Company of record at the close of business on April 19, 2002, will be entitled to vote at the meeting.

            Whether or not you plan to attend the meeting, please date, sign and mail the enclosed proxy in the envelope provided. Thank you for your cooperation.

                                         By Order of the Board of Directors

                                         Craig A. Pisaris-Henderson
                                         President, Chief Executive Officer and
                                         Secretary


                     PLEASE SIGN AND MAIL THE ENCLOSED PROXY
                          IN THE ACCOMPANYING ENVELOPE
               NO POSTAGE NECESSARY IF MAILED IN THE UNITED STATES

                                  FINDWHAT.COM

                              121 West 27th Street
                            New York, New York 10001
                                 (212) 255-1500

                           --------------------------

                                 PROXY STATEMENT

                           --------------------------

                         ANNUAL MEETING OF STOCKHOLDERS

                                  JUNE 10, 2002

                           --------------------------

INTRODUCTION

         This Proxy Statement is furnished to the stockholders of FindWhat.com, a Nevada corporation (the "Company"), in connection with the solicitation by the Board of Directors of the Company of proxies to be used at the Annual Meeting of Stockholders (the "Annual Meeting") to be held on June 10, 2002, at 2:30 p.m., local time, at the Hilton Garden Inn located at 12600 University Drive, Ft. Myers, Florida 33907, and at any adjournment thereof. The enclosed proxy is solicited by the Board of Directors of the Company. This Proxy Statement and enclosed proxy will be first sent to the Company's stockholders on approximately April 30, 2002.

         The Company will bear the cost of the solicitation of proxies, including the charges and expenses of brokerage firms and others for forwarding solicitation material to beneficial owners of the Company's common stock. Representatives of the Company may solicit proxies by mail, telegram, telephone or personal interview.

         All shares represented by properly executed proxies received by the Board of Directors pursuant to this solicitation will be voted in accordance with the stockholder's directions specified on the proxy or, in the absence of specific instructions to the contrary, will be voted in accordance with the Board of Directors' unanimous recommendations, which are FOR the election of Craig A. Pisaris-Henderson, Courtney P. Jones, Robert D. Brahms, Rupinder Sidhu, Frederick E. Guest II, Peter V. Miller, Kenneth E. Christensen, Phillip R. Thune and Robert J. Mylod, Jr. as Directors of the Company; FOR the reincorporation of the Company from Nevada to Delaware; and, at the discretion of the persons acting under the proxy, to transact such other business as may properly come before the meeting or any adjournment thereof.

         A proxy may be revoked, without affecting any vote previously taken, by written notice mailed to the Company (attention Craig A. Pisaris-Henderson) or delivered in person at the meeting, by filing a duly executed, later dated proxy, or by attending the meeting and voting in person.

         A majority of the outstanding shares of the Company will constitute a quorum at the meeting. Abstentions and broker non-votes are counted for purposes of determining the presence or absence of a quorum for the transaction of business. The election of each Director nominee requires the favorable vote of a plurality of all votes cast by the holders of Common Stock at a meeting at which a quorum is present. Only shares that are voted for a particular nominee will be counted towards such nominee's achievement of a plurality. Abstentions and broker non-votes are not counted toward such nominee's achievement of a plurality and, thus, will have no effect. Approval of the reincorporation of the Company from Nevada to Delaware requires the affirmative vote of the majority of all outstanding shares entitled to vote regardless of whether they are represented and voting at the annual meeting. The effect of an abstention or broker non-vote for the reincorporation proposal is, accordingly, the same as a vote against that proposal.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

VOTING RIGHTS

         Only stockholders of record at the close of business on April 19, 2002, are entitled to notice of and to vote at the Annual Meeting and any adjournment thereof. Each share so held entitles the holder thereof to one vote upon each matter to be voted on. As of April 19, 2002 the Company had outstanding 16,978,688 shares of Common Stock, $.001 par value. There are no cumulative voting rights in the election of Directors.

ELECTION OF DIRECTORS

         Our Board of Directors has designated Craig A. Pisaris-Henderson, Courtney P. Jones, Robert D. Brahms, Rupinder Sidhu, Frederick E. Guest II, Peter V. Miller, Kenneth E. Christensen, Phillip R. Thune and Robert J. Mylod, Jr. as nominees for election as Directors of the Company to serve for terms of one-year and until their successors are duly elected and qualified. If for any reason any nominee should not be a candidate for election at the time of the meeting, the proxies may be voted for a substitute nominee at the discretion of those named as proxies. The Board of Directors has no reason to believe that any nominee will be unavailable. The shares represented by the enclosed proxy, if returned duly executed and unless instructions to the contrary are indicated thereon, will be voted FOR the nominees listed below. The affirmative vote of a majority of the votes entitled to be cast by the holders of the Company's Common Stock present in person or represented by proxy is required to elect each nominee. Abstentions and broker non-votes are not counted in the election of Directors and thus have no effect.

         In the event that the stockholders of the Company approve, at the Annual Meeting, the proposal regarding the reincorporation of the Company in Delaware, the Company will implement a classified Board of Directors. As more fully described below, in such an event the Board of Directors would be divided into three classes with directors serving staggered three-year terms, except for the first term of Class I and Class II directors, who would initially serve one-year and two-year terms, respectively.

         OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF THE NOMINEES FOR DIRECTOR.

         The following table sets forth the name, age and business experience of the nominees for election as Directors of the Company:

                          NAME AND BUSINESS EXPERIENCE                            AGE
                          ----------------------------                            ---

Craig A. Pisaris-Henderson                                                         32

Mr. Pisaris-Henderson has served as our Chief Executive Officer since March
2001, as our President and Secretary and as one of our directors since we acquired BeFirst Internet Corporation ("BeFirst") in June 1999. Additionally, prior to March 2001 he served as our Chief Technology Officer since June 1999.
Prior to that time, he served as the Vice President and Secretary and a director of BeFirst from its inception in March 1998. He served as President and Chief
Executive Officer of Internet Services International, Inc. and its predecessor,
H.E. Internet Services (founded under the name Henderson Enterprises) from 1993 to May 1999. From May 1998 to September 2000, he served as Chairman of the Board of Directors, President, and Chief Executive Officer of E-troop.com, a provider of business-to-business multimedia Internet content, web site design and distribution services.

Courtney P. Jones                                                                  43

Mr. Jones has served as our Chairman of the Board of Directors and as one of our directors since we acquired BeFirst in June 1999. Prior to that time, he served as the President and as a director of BeFirst from its inception in March 1998.
From November 1993 through February 2000, he served as President and a director of V-Lite Video Corporation, a direct marketing production and distributing company.

Robert D. Brahms                                                                   44

Mr. Brahms has served as our Vice Chairman since March 2001 and a director since we acquired BeFirst in June 1999. Prior to March 2001, Mr. Brahms served as our
Chief Executive Officer and Treasurer since June 1999. Prior to that time, he served as a Vice President and Treasurer and as a director of BeFirst from its inception in May 1998. Mr. Brahms has served as the President, Chief Executive
Officer and director of WPI Advertising since it was founded in 1986. WPI is a general advertising firm and sales representative firm for other advertising media, including print and Internet.

Rupinder Sidhu                                                                     45

Mr. Sidhu has served as one of our directors since April 2001. Mr. Sidhu co-founded Arena Capital, LLC, a private investment firm, in April 1999 and has served as a Managing Director since inception. Mr. Sidhu is also the Managing
Member of Merion Capital Management, LLC, a private investment firm he founded in January 1995. In 1982, Mr. Sidhu joined the leveraged buyout unit in the mergers and acquisitions department of Merrill Lynch. In 1985, Mr. Sidhu was one of the founding partners of Merrill Lynch Capital Partners, Inc., the management company for MLCP Fund I, a $400 million private equity fund. In 1989, Mr. Sidhu was named a Managing Director of Merrill Lynch MLCP Fund II, a $1.5 billion private equity fund, and served in that capacity until 1994. Mr. Sidhu served on the board of Merrill Lynch Capital Partners until 2000.

Frederick E. Guest II                                                              64

Mr. Guest has served as one of our directors since April 2001. Mr. Guest has been the President and owner of Guest Capital LLC, a private fund investing in high-technology companies since 1997. From 1985 to 1996, Mr. Guest was the President and owner of Vinoy Development Company, which developed the Renaissance Vinoy Resort and Golf Club in St. Petersburg, Florida. Prior to
Vinoy Development Company, Mr. Guest was the Chairman of Bessemer Securities
Corporation, a private $4 billion investment company; Chairman of Bessemer
Venture Partners, a private $1 billion venture capital company; Chairman of Phipps Land Company; and Vice-Chairman of Bessemer Trust Company, a private $37 billion bank.

Peter V. Miller                                                                    63

Mr. Miller has served as one of our directors since April 2001. Mr. Miller is an investment banker and the owner of Peter V. Miller Entertainment, which he founded in 1991. Mr. Miller has a 25-year history serving as financier and financial consultant in the areas of motion picture financing and other asset financing such as oil and gas exploration projects. Mr. Miller pioneered the insurance-backed form of finance for motion pictures raising in excess of $100 million for his own companies and recently acted as an advisor in arranging the financing of approximately $1 billion of film projects employing this method for a third party.


Kenneth E. Christensen                                                             46

Mr. Christensen has been the Vice President/General Manager of Hispanic
Broadcasting Los Angeles, a five station radio cluster, since May 2001. From
January 2001 until May 2001, he was an independent consultant. Prior to January
2001, he was the Vice President/General Manager of Viacom Broadcasting's "STAR
98.7", "B100.3" and KFI/KOST Los Angeles, based radio stations. Mr. Christensen joined Viacom Broadcasting in August 1995. Prior to joining Viacom Broadcasting,
Mr. Christensen was the General Sales Manager of KFI/KOST/KACE for Cox
Broadcasting in Los Angeles, a position he held since May 1992.

Phillip R. Thune                                                                   31

Mr. Thune has been a director since January 2002 and has served as our Chief
Operating Officer since November 2000 and as our Chief Financial Officer since
April 2000. From 1996 to April 2000, he served as the Chief Financial Officer and a Director of Broadcasting Partners Holdings, L.P., which had controlling equity positions in five platform companies operating 38 radio stations in eleven markets. The stations were sold to Citadel Communications Corporation in April 2000. Prior to Broadcasting Partners Holdings, Mr. Thune worked in the
Media & Communications group of Alex. Brown & Sons' investment banking division, and was Vice President of Corporate Development and Strategic Planning for
Broadcasting Partners, Inc., a publicly traded radio broadcasting company that merged with AMFM, Inc. (formerly Evergreen Media) in 1995.

Robert J. Mylod, Jr.                                                               35

Mr. Robert J. Mylod, Jr. has been a director since January 2002. Mr. Mylod has been the Chief Financial Officer of Priceline.com since November 2000. From May
2000 to October 2000, Mr. Mylod was acting Chief Financial Officer for WebHouse
Club, Inc. From January 1999 to October 2000, Mr. Mylod held several different positions within Priceline.com's financial department. Prior to joining
Priceline.com, Mr. Mylod was a Principal at Stonington partners, a private equity investment firm that manages over $1 billion of institutional capital dedicated to venture capital investments and leveraged buyouts.



INFORMATION CONCERNING THE BOARD OF DIRECTORS, EXECUTIVE OFFICERS, AND PRINCIPAL STOCKHOLDERS

MEETINGS, COMMITTEES, AND COMPENSATION OF THE BOARD OF DIRECTORS

         Directors are elected for a period of one year and serve until the next annual meeting at which their successors are duly elected by the stockholders. Officers and other employees serve at the will of the Board of Directors. There are currently no arrangements or understandings regarding the length of time each Director is to serve in such a capacity. During our fiscal year ended December 31, 2001, our Board of Directors held seven meetings and took action an additional twelve times by written consent.

         In February 2000, our Board of Directors created an audit committee. For the fiscal year ended December 31, 2001, the members of the audit committee were Messrs. Guest and Berger. In April 2002, Mr. Mylod joined the audit committee. The audit committee is responsible for reviewing the results of the audit engagement with the independent auditors; reviewing the adequacy, scope, and results of the internal accounting controls and procedures; reviewing the degree of independence of the auditors; reviewing the auditors' fees; and recommending the engagement of auditors to the full Board of Directors.

         In July 2001, our Board of Directors created a compensation committee. From inception until April 2002, the members of the compensation committee were Messrs. Medinis, Christensen and Miller. Since April 2002, Messrs. Mylod and Sidhu have served as the members of the compensation committee. During the fiscal year ended December 31, 2001, the compensation committee had four meetings.

         Directors who are our employees do not receive any compensation for services as Directors. In 2001, each of our non-employee directors received an option to purchase 10,000 shares of our common stock at the fair market value on the date of grant as compensation for their services as Directors.

DIRECTORS NOT STANDING FOR RE-ELECTION

         The following directors are not standing for re-election. There have been no disagreements between the directors not standing for re-election and the Company regarding operations, policies and practices.

         David M. Medinis, age 44, has served as one of our directors since December 1999. Mr. Medinis has been an independent consultant since January 2001. Prior to January 2001, he served as President of Monitor Systems, Inc., an enterprise resource planning and e-commerce software company primarily serving the automotive industry, since 1989.

         Martin G. Berger, age 43, is a Managing Member of McCann Real Equities Development LLC, a position he has held since 1997. From 1989 to 1997 Mr. Berger served as a Director of McCann Real Equities Development. McCann Real Equities Development is a real estate finance and development company.

OFFICERS

         In addition to Messrs. Pisaris-Henderson, Jones, Brahms, and Thune the following individuals are officers of the Company.

         Dave Rae, age 46, has served as our Executive Vice President since April 2002, and served as our Vice President - Operations from January 2002 until April 2002. Prior to January 2002, Mr. Rae completed a variety of successful re-start, new strategy, and funding assignments through his consulting firm, Rae Enterprises. From January 1995 to October 1999, Mr. Rae was Founder and CEO of Attitude Network, owner of the leading computer games sites on the Internet and Hotel Discounts, which was sold to Hotel Reservations Network, and is the Internet's largest source of discount accommodations worldwide. From January 1984 to November 1994, Mr. Rae was President of SpectraFAX Corp., one of the leading designers of communications products for personal computers. Mr. Rae holds a U.S. Patent in facsimile communications technology.

         Anthony A. Garcia, age 23, has served as our Chief Technology Officer since April 2001. Prior to that time, he served as our Director of Technology since June 1999. Prior to June 1999, he served as Director of Technology of BeFirst from its inception in May 1998. From 1997 to May 1998, Mr. Garcia served as Founding Partner and Director of Technology of Internet Services International.

         Brenda Agius, age 38, has served as our Vice President of Finance since April 2002. From December 1999 to April 2002, Ms. Agius served as the Chief Financial Officer of Preferred Medical Group Inc., a leader in the renal care industry. From May 1997 to February 2000, Ms. Agius was the Director of Finance for the Christian and Missionary Alliance Foundation, Inc. From January 1994 until April 1997, Ms. Agius was a public accountant, first with Deloitte & Touche and then with Coopers & Lybrand.

         Peter Neumann, age 38, has served as our Vice President - Business Development since April 2000. From August 1999 to April 2000, Mr. Neumann served as the Manager Business Development Search and Directory of Go2Net, Inc., a leading Internet network which provides consumer services, business services and enabling services. Prior to joining Go2Net, Inc. and beginning in February 1997, Mr. Neumann was in sales for Design Intelligence, a software development publishing company. From February 1995 to February 1997, Mr. Neumann served as the Manager and Chef of Vicino Bistro in Seattle, Washington.

SECURITY OWNERSHIP OF DIRECTORS, OFFICERS AND CERTAIN BENEFICIAL OWNERS

         The following table sets forth information regarding beneficial ownership of the Company's Common Stock, as of February 28, 2002, by (i) each person known by the Company to beneficially own five percent or more of any class of the Company's capital stock, (ii) each director, (iii) each of the Company's executive officers, and (iv) the directors and executive officers of the Company as a group.

         Except as otherwise noted below, the address of each of the persons in the table is c/o FindWhat.com, 121 West 27th Street, Suite 903, New York, New York 10001.

    NAME OF AND ADDRESS OF                NUMBER OF SHARES          PERCENTAGE
       BENEFICIAL OWNER                 BENEFICIALLY OWNED(1)       OF CLASS(2)
       ----------------                 ---------------------       -----------

Craig A. Pisaris-Henderson                  1,938,879(3)                11.3%

Courtney P. Jones                           2,277,188(4)                13.2%

Robert D. Brahms                            2,258,558(5)                13.1%

Rupinder Sidhu                              1,687,500(6)                 9.5%

Peter V. Miller(7)                          1,477,500                    8.7%

David M. Medinis                               51,700                      **

Kenneth E. Christensen                         33,000(8)                   **

Martin G. Berger                               52,470(9)                   **

Frederick E. Guest II                         768,550(10)                4.5%

Robert J. Mylod, Jr.                           10,000                      **

Phillip R. Thune                              171,250(11)                1.0%

Anthony A. Garcia                             419,688(12)                2.4%

Andrew Lessman                              1,469,238(13)                8.6%
                                           ----------
All directors and executive officers
as a group (11 persons)                    12,628,021                   66.1%

----------
** Represent beneficial ownership of less than 1% of our outstanding common stock.

(1) For purposes of the above table, a person is considered to "beneficially own" any shares with respect to which he exercises sole or shared voting or investment power or of which he or she has the right to acquire the beneficial ownership within 60 days of February 28, 2002. Unless otherwise indicated, voting power and investment power are exercised solely by the person named above or shared with members of his or her household.

(2) "Percentage of Class" is calculated on the basis of the number of outstanding shares plus the number of shares a person has the right to acquire within 60 days of February 28, 2002.

(3) Includes 180,667 shares of common stock issuable pursuant to options granted under our Stock Incentive Plan.

(4) Includes 225,667 shares of common stock issuable pursuant to options granted under our Stock Incentive Plan.

(5) Includes 232,667 shares of common stock issuable pursuant to options granted under our Stock Incentive Plan.

(6) Includes 787,500 shares to be issued upon the exercise of warrants. (Includes 375,000 shares and 375,000 warrants held by Merion Partners, L.P. and 250,000 shares and 37,500 warrants held by The Sidhu Family Foundation, each an affiliate of Mr. Sidhu.)

(7) The address of Mr. Peter V. Miller is c/o Proskauer Rose LLP, 1545 Broadway, New York, New York 10036, attention Jack P. Jackson, Esq.

(8) Includes 30,000 shares of common stock issuable pursuant to options granted under our Stock Incentive Plan.

(9) Includes 20,000 shares of common stock issuable pursuant to options granted under our Stock Incentive Plan.

(10) Includes 90,000 shares to be issued upon the exercise of warrants. (Includes 500,000 shares and 75,000 warrants held by Guest Capital, LLC, an affiliate of Mr. Guest.)

(11) Includes 171,250 shares of common stock issuable pursuant to options granted under our Stock Incentive Plan.

(12) Includes 240,000 shares of common stock issuable pursuant to options granted under our Stock Incentive Plan.

(13) Includes 125,000 shares to be issued upon the exercise of warrants. The address of Andrew Lessman is 430 Parkson Road, Henderson, NV 89015.

EXECUTIVE COMPENSATION

         The following table sets forth certain information regarding compensation paid to our President and Chief Executive Officer, and the Company's other four most highly compensated executive officers, whose total salary and bonus exceed $100,000.

                           SUMMARY COMPENSATION TABLE


                                                                       LONG TERM
                               FISCAL YEAR     ANNUAL COMPENSATION    COMPENSATION
     NAME AND PRINCIPAL           ENDED        -------------------    ------------      ALL OTHER
          POSITION             DECEMBER 31,     SALARY      BONUS      OPTIONS(#)     COMPENSATION
---------------------------    ------------    --------    -------    ------------    ------------
Craig Pisaris-Henderson           2001         $197,855    $55,200       250,000           --
President and Chief               2000          173,077         --            --           --
Executive Officer                 1999           87,615     20,000       130,667           --

Courtney P. Jones                 2001         $165,815    $18,400       100,000           --
Chairman of the Board             2000          173,077         --            --           --
                                  1999           64,615     20,000       122,667           --

Robert D. Brahms                  2001         $175,626    $18,400       100,000           --
Vice Chairman                     2000          173,077         --        10,000           --
                                  1999           64,615     20,000       125,667           --

Phillip R. Thune                  2001         $167,000    $55,200       250,000           --
Chief Operating Officer and       2000          104,446         --       260,000           --
Chief Financial Officer

Anthony A. Garcia                 2001         $129,893    $27,600       250,000           --
Chief Technology Officer          2000          114,607         --       240,000           --
                                  1999           60,769         --        20,000           --

                        OPTION GRANTS IN LAST FISCAL YEAR

         The following table provides certain information regarding stock options granted during 2001 to each of the executive officers named in the Summary Compensation Table.

                                       INDIVIDUAL GRANTS
                          -----------------------------------------------     POTENTIAL REALIZABLE VALUE
                                     % OF TOTAL                                AT ASSUMED ANNUAL RATES
                                      OPTIONS                                OF STOCK PRICE APPRECIATION
                          OPTIONS    GRANTED TO    EXERCISE                       FOR OPTION TERM(1)
                          GRANTED   EMPLOYEES IN     PRICE     EXPIRATION   --------------------------------
           NAME             (#)     FISCAL YEAR    ($/SHARE)      DATE        0%($)     5%($)      10%($)
-----------------------   -------   ------------   ---------   ----------     -----    --------   --------
Craig Pisaris-Henderson   200,000      14.1%         $1.98      10/01/11        --     $249,042   $631,122
                           50,000       3.5%         $1.00      03/07/11        --     $ 31,445   $ 79,687

Courtney P. Jones .....   100,000       7.1%         $1.00      03/07/11        --     $ 62,889   $159,374

Robert D. Brahms ......   100,000       7.1%         $1.00      03/07/11        --     $ 62,889   $159,374

Phillip R. Thune ......   250,000      17.7%         $1.29      04/27/11        --     $202,819   $513,982

Anthony A. Garcia .....    50,000       3.5%         $1.00      03/07/11        --     $ 31,445   $ 79,687
                          200,000      14.1%         $1.09      04/23/11        --     $137,099   $347,436


---------------
(1) The amounts under the columns labeled "5%($)" and "10%($)" are included by us pursuant to certain rules promulgated by the Securities and Exchange Commission and are not intended to forecast future appreciation, if any, in the price of our common stock. Such amounts are based on the assumption that the option holders hold the options granted for their full term. The actual value of the options will vary in accordance with the market price of our common stock. The column headed "0%($)" is included to illustrate that the options were granted at fair market value and option holders will not recognize any gain without an increase in the stock price.

       AGGREGATED OPTION EXERCISES AND FISCAL YEAR-END OPTION VALUE TABLE

         The following table provides certain information regarding the exercise of stock options during 2001, and the number and value of stock options held by the executive officers named in the Summary Compensation Table as of December 31, 2001.


                               SHARES                                                    VALUE OF UNEXERCISED
                              ACQUIRED                   NUMBER OF UNEXERCISED          IN-THE-MONEY OPTIONS AT
                                 ON         VALUE      OPTIONS AT FISCAL YEAR END        FISCAL YEAR END ($)(1)
                              EXERCISE    REALIZED    ----------------------------    ----------------------------
        NAME                     (#)         ($)      EXERCISABLE    UNEXERCISABLE    EXERCISABLE    UNEXERCISABLE
--------------------------    --------    --------    -----------    -------------    -----------    -------------
Craig A. Pisaris-Henderson        --          --        180,667         200,000         $638,134       $  684,000

Courtney P. Jones                 --          --        225,667           --            $842,134               --

Robert D. Brahms                  --          --        232,667           --            $865,909               --

Phillip R. Thune                  --          --        108,750         401,250         $146,234       $1,466,203

Anthony A. Garcia                 --          --        130,000         380,000         $508,000       $1,522,000

----------
(1) Represents the total gain which would have been realized if all in-the-money options held at fiscal year-end had been exercised, determined by multiplying the number of shares underlying the options by the difference between the per share option exercise price and per share fair market value at year-end. An option is in-the-money if the fair market value of the underlying shares exceeds the exercise price of the option.

EMPLOYMENT, NON-COMPETITION AND CONFIDENTIALITY AGREEMENTS WITH CERTAIN EXECUTIVE OFFICERS

         We have entered into employment agreements with Messrs. Pisaris-Henderson, Jones, and Brahms effective March 16, 2001. The agreements have an initial term of one year, after which each will renew automatically for additional one year periods on the same terms and conditions, unless either party to the agreement provides notice to the other of an intention not to extend it prior to the end of its term. The employment agreements provide for minimum annual base salaries of $180,000 for each executive. The employment agreements require the Company to compensate the executives and provide them with certain benefits if their employment is terminated before the agreements expire. The compensation and benefits the executives are entitled to receive upon termination of employment vary depending on whether their employment is terminated: (1) by the Company without "cause"; (2) by the Company for "cause," or by the executive for "good reason"; (3) involuntarily due to death or disability; or (4) by the executive without "good reason."

         We have also entered into employment agreements with Messrs. Thune and Garcia. These agreements are effective for the term of the executive's employment. Mr. Garcia's employment agreement provides for a minimum annual base salary of $140,000. Mr. Thune's employment agreement provides for an initial minimum annual base salary of $150,000. The compensation and benefits the executives are entitled to receive upon termination of employment vary depending on whether their employment is terminated: (1) by the Company without "cause";
(2) by the Company for "cause," or by the executive for "good reason"; (3) involuntarily due to death or disability; or (4) by the executive by written notice to the Company.

         We also entered into Confidentiality, Assignment and Noncompetition Agreements with Messrs. Pisaris-Henderson, Brahms, Jones, Thune and Garcia which prohibit the executives from becoming directly or indirectly connected with any business or entity that is engaged in the same "business" as the Company during the term of their employment with the Company and for a period of twelve months following employment separation or, in the case of Messrs. Pisaris-Henderson, Jones and Brahms only, if their employment agreement is not renewed beyond its initial term, for a period of six months following employment separation. These agreements also provide the Company with protection for its confidential information and intellectual property.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

         Some of the Company's sales and general and administrative activities are conducted out of the Manhattan offices of WPI Advertising, a business owned and operated by Robert D. Brahms, the Company's Vice Chairman and a Director. From the Company's inception through the date hereof, the Company has paid WPI for office space and support services. These expenses for the years ended December 31, 2001 and December 31, 2000 were approximately $200,000 and $165,000, respectively.

         The Company believes that prior transactions with its officers, Directors and principal stockholders were on terms that were no less favorable than it could have obtained from unaffiliated third parties. The Company intends that all future transactions between it and its officers, Directors and stockholders beneficially owning 5% or more of our outstanding voting securities or their affiliates will be on terms no less favorable to it than it could obtain in arm's-length negotiations from unaffiliated third parties.

                           REINCORPORATION IN DELAWARE

INTRODUCTION

         FindWhat.com is currently incorporated in Nevada. The Board of Directors has determined that it is in the best interests of FindWhat.com to change the state of incorporation from Nevada to Delaware (the "Reincorporation") by adoption of the Agreement and Plan of Merger (the "Reincorporation Agreement"), a copy of which is attached hereto as Appendix A, to be entered into by and between FindWhat.com and FindWhat.com, Inc., a newly formed Delaware Corporation and our wholly owned subsidiary ("FindWhat.com-Delaware"). Stockholder approval of the Reincorporation Agreement will constitute approval of the Reincorporation and all transactions relating to the Reincorporation.

         The following discussion summarizes certain aspects of the Reincorporation Agreement. The summary is not intended to be complete and is qualified in its entirety by reference to the Reincorporation Agreement and to the Certificate of Incorporation of FindWhat.com-Delaware (the "Delaware Charter") and the Bylaws of FindWhat.com-Delaware (the "Delaware Bylaws"), attached hereto as Appendices B and C, respectively.

GENERAL

         The Board of Directors of FindWhat.com (the "FindWhat.com Board") has proposed that the state of incorporation of FindWhat.com be changed from Nevada to Delaware, in accordance with the terms of the Reincorporation Agreement. The Reincorporation Agreement provides for the merger of FindWhat.com with and into its wholly-owned subsidiary, FindWhat.com-Delaware, with FindWhat.com-Delaware being the surviving corporation. The Reincorporation will, in effect, cause FindWhat.com to be reincorporated in Delaware.

         On the effective date of the Reincorporation, FindWhat.com-Delaware will succeed to all of the assets, liabilities and business of FindWhat.com and will possess all of the rights and powers of FindWhat.com. Under the terms of the Reincorporation Agreement, the current officers and directors of FindWhat.com will become the officers and directors of FindWhat.com-Delaware.

         The Delaware Charter and Delaware Bylaws shall remain in full force and effect after the Reincorporation, without amendment. FindWhat.com-Delaware will remain subject to the Delaware General Corporation Law (the "DGCL"). Differences between the Delaware Charter and Delaware Bylaws, on the one hand, and the Articles of Incorporation of FindWhat.com (the "Nevada Charter") and the Bylaws of FindWhat.com (the "Nevada Bylaws"), on the other hand, should be considered in the context of the differences between the DGCL and the Nevada Revised Statutes (the "NRS"). These differences are discussed in more detail in the sections below.

         On the effective date of the Reincorporation, each issued and outstanding share of common stock of FindWhat.com, $0.001 par value per share (the "FindWhat.com Common Stock"), will be converted automatically into one share of FindWhat.com-Delaware common stock, $0.001 par value per share ("FindWhat.com-Delaware Common Stock"), and each issued and outstanding option and warrant of FindWhat.com will be converted automatically into one option or warrant, as the case may be, of FindWhat.com-Delaware. Each stock certificate representing issued and outstanding shares of FindWhat.com Common Stock will continue to represent the same number of shares of FindWhat.com-Delaware Common Stock.

NO EXCHANGE OF CERTIFICATES REQUIRED

         Stockholders may, but are not required to, surrender their present FindWhat.com Common Stock certificates so that replacement certificates representing shares of FindWhat.com-Delaware Common Stock may be issued in exchange therefore. Each stock certificate of FindWhat.com will continue to represent the same number of shares of FindWhat.com-Delaware. FindWhat.com's transfer agent, Interwest Transfer Company, will act as transfer agent for FindWhat.com-Delaware after the Reincorporation. Stockholders may consult their stockbrokers or FindWhat.com with respect to any questions regarding the mechanics of obtaining new stock certificates.

         FindWhat.com Common Stock is listed for trading on the Nasdaq SmallCap Market and, after the Reincorporation, FindWhat.com-Delaware Common Stock will continue to be listed for trading on the Nasdaq SmallCap Market under the same symbol, FWHT, as the shares of FindWhat.com Common Stock are currently traded. There will be no interruption in the trading of FindWhat.com Common Stock as a result of the Reincorporation.

AMENDMENT

         The Reincorporation Agreement provides that it may be amended at any time, whether before or after approval by the FindWhat.com stockholders of the Reincorporation Agreement, by agreement of the FindWhat.com Board and the Board of Directors of FindWhat.com-Delaware (the "FindWhat.com-Delaware Board"), subject to any restrictions imposed by the DGCL and the NRS, respectively. DGCL will not permit an amendment to the Reincorporation Agreement, absent stockholder approval, if such amendment would adversely affect the holders of any class of stock of either FindWhat.com or FindWhat.com-Delaware. As the Reincorporation Agreement provides that it may be amended, the NRS will permit amendment to the Reincorporation Agreement after it is approved by the FindWhat.com stockholders and prior to it becoming effective, so long as such amendments do not alter or change the manner or basis for exchange of the FindWhat.com stockholders' interests under the Reincorporation Agreement and such amendments do not adversely affect the FindWhat.com stockholders. Neither the FindWhat.com Board nor the FindWhat.com-Delaware Board intends to make any material amendment to the Reincorporation Agreement, nor do they intend to amend the Delaware Charter or Delaware Bylaws should the Reincorporation be approved by FindWhat.com's stockholders.

VOTE REQUIRED

         Under the NRS, the affirmative vote of the majority of all outstanding shares of FindWhat.com entitled to vote regardless of whether they are represented and voting at the annual meeting is required for approval of the Reincorporation Agreement. The Reincorporation Agreement has been approved by the FindWhat.com Board, who unanimously recommend a vote in favor of the Reincorporation. Even if approved by FindWhat.com's stockholders, however, the Reincorporation may be abandoned by the FindWhat.com Board, at its discretion, either before or after FindWhat.com's stockholders' approval has been obtained.

THE FINDWHAT.COM BOARD RECOMMENDS A VOTE "FOR" THIS PROPOSAL NO. 2

         FINDWHAT.COM'S STOCKHOLDERS ARE URGED TO READ CAREFULLY THIS SECTION OF THE PROXY STATEMENT, INCLUDING THE RELATED APPENDICES ATTACHED TO THE PROXY STATEMENT, BEFORE VOTING ON THE REINCORPORATION AGREEMENT.

REASONS FOR AND ADVANTAGES OF REINCORPORATION IN DELAWARE

         The Board of Directors has requested stockholders to approve the Reincorporation for many reasons. For many years, Delaware has followed a policy of encouraging incorporation in that state and, in furtherance of that policy, has adopted comprehensive, modern and flexible corporate laws which are periodically updated and revised to meet changing business needs. As a result, many major corporations have initially chosen Delaware for their domicile or have subsequently reincorporated in Delaware. Furthermore, the Delaware courts have developed considerable expertise in dealing with corporate issues, and a substantial body of case law has developed construing Delaware law and establishing public policies with respect to Delaware corporations, thereby providing greater predictability with respect to legal affairs.

         Delaware law permits a corporation to adopt a number of measures, through amendment of the corporate certificate of incorporation or bylaws or otherwise, designed to reduce a corporation's vulnerability to unsolicited takeover attempts. There is substantial judicial precedent in the Delaware courts as to the legal principles applicable to such defensive measures with respect to the conduct of the Board of Directors under the business judgment rule with respect to unsolicited takeover attempts.

         In the opinion of Board of Directors of FindWhat.com, the latitude described above affords Delaware corporations more opportunities to raise capital. The procedures and degree of stockholder approval required for Delaware corporations for the authorization of additional shares of stock, and for approval of certain mergers and other transactions, present fewer practical impediments to the capital raising process than those which apply to Nevada corporations. For example, a Delaware corporation has greater flexibility in declaring dividends, which can aid a corporation in marketing various classes or series of dividend paying securities. Under the DGCL, dividends may be paid out of surplus, or if there is no surplus, out of net profits from the corporation's previous fiscal year or the fiscal year in which the dividend is declared, or both, so long as there remains in the stated capital account an amount equal to the par value represented by all shares of the corporation's stock, if any, having a preference upon the distribution of assets. Under the NRS, dividends may not be paid by the corporation if the corporation would not be able to pay its debts as they come due in the usual course of business, or (unless the corporation's articles of incorporation permit otherwise) if the corporation's total assets would be less than the sum of its total liabilities, plus amounts payable in dissolution to holders of shares carrying a liquidation preference over the class of shares to which a dividend is declared. These and other differences between NRS and the DGCL are more fully explained below in the section entitled "Comparative Rights of Stockholders."

         In the opinion of the Board of Directors of FindWhat.com, underwriters and other members of the financial services industry may be more willing and better able to assist in capital raising programs for corporations having the greater flexibility afforded by the DGCL.

DISADVANTAGES OF REINCORPORATION IN DELAWARE

         Despite the belief of the Board of Directors of FindWhat.com as to the benefits and advantages of reincorporation in Delaware, some stockholders may find the Reincorporation disadvantageous for several reasons. As discussed below, the DGCL, unlike any applicable provision of the NRS, contains a statutory provision intended to discourage certain takeover attempts of Delaware corporations which are not approved by the Board of Directors. This anti-takeover provision could have the effect of lessening the possibility that stockholders of FindWhat.com-Delaware would be able to receive a premium above market value for their shares of FindWhat.com-Delaware Common Stock in the event of a takeover. This provision could also have an adverse effect on the market value of the shares of FindWhat.com-Delaware Common Stock. To the extent that this provision may restrict or discourage takeover attempts, it may render less likely a takeover opposed by the FindWhat.com-Delaware Board of Directors and may make removal of the Board of Directors or management less likely as well.

         As further discussed below, the Delaware Charter contains a provision limiting director liability under certain circumstances and the Delaware Bylaws contain provisions relating to indemnification of directors and officers. These provisions could operate to the potential disadvantage of the stockholders of FindWhat.com-Delaware. For example, their inclusion may have the effect of reducing the likelihood of FindWhat.com-Delaware recovering monetary damages from directors as a result of derivative litigation against directors for breach of their duty of care, even though such an action, if successful, might otherwise have benefited FindWhat.com-Delaware and its stockholders. In addition, the stockholders of FindWhat.com-Delaware will forego potential causes of action for breach of duty of care involving grossly negligent business decisions, including those relating to attempts to change control of FindWhat.com-Delaware.

         Following the Reincorporation, the authorized capital stock of FindWhat.com-Delaware will remain unchanged. No additional shares of FindWhat.com-Delaware Common Stock other than those shares issued in exchange for shares of FindWhat.com Common Stock will be issued by FindWhat.com-Delaware in connection with the Reincorporation and no shares of FindWhat.com-Delaware Preferred Stock will be issued by FindWhat.com-Delaware in connection with the Reincorporation. FindWhat.com's current directors will become the directors of FindWhat.com-Delaware. All employee benefit, stock option and employee stock purchase plans of FindWhat.com will become FindWhat.com-Delaware plans, and each option or right issued by such plans will automatically be converted into an option or right to purchase the same number of shares of FindWhat.com-Delaware Common Stock, at the same price per share, upon the same terms and subject to the same conditions. Stockholders should note that approval of the Reincorporation will also constitute approval of these plans continuing as FindWhat.com-Delaware plans. Other employee benefit arrangements of FindWhat.com will also be continued by FindWhat.com-Delaware upon the terms and subject to the conditions currently in effect.

AUTHORIZED CAPITAL STOCK

         FindWhat.com-Delaware's authorized capital stock consists of (i) 50,000,000 authorized shares of common stock, $0.001 par value, of which one-thousand shares are currently issued and outstanding to FindWhat.com, and
(ii) 500,000 authorized shares of preferred stock, $0.001 par value ("FindWhat.com-Delaware Preferred Stock"). All of the shares of FindWhat.com-Delaware Common Stock issued in connection with the Reincorporation will be validly issued, fully paid and non-assessable. FindWhat.com's authorized capital stock consists of (i) 50,000,000 authorized shares of common stock, $0.001 par value, and (ii) 500,000 authorized shares of preferred stock, $0.001 par value.

         The holders of FindWhat.com-Delaware Common Stock will be entitled to one (1) vote for each share on all matters voted on by stockholders, including the election of directors. The holders of FindWhat.com-Delaware Common Stock will not have any cumulative voting, conversion, redemption or preemptive rights. Subject to any preferential rights of any outstanding series of FindWhat.com-Delaware Preferred Stock designated by the FindWhat.com-Delaware Board of Directors from time to time, the holders of FindWhat.com-Delaware Common Stock will be entitled to such dividends as may be declared from time to time by the FindWhat.com-Delaware Board of Directors from funds available therefore, and upon liquidation will be entitled to receive pro rata all assets of FindWhat.com-Delaware available for distribution to such holders.

COMPARATIVE RIGHTS OF STOCKHOLDERS

         As a result of the Reincorporation, holders of FindWhat.com Common Stock will become stockholders of FindWhat.com-Delaware Common Stock and the rights of all such former FindWhat.com stockholders will thereafter be governed by the Delaware Charter, the Delaware Bylaws, and the DGCL. The rights of the holders of FindWhat.com Common Stock are presently governed by the Nevada Charter, the Nevada Bylaws, and the NRS.

         The following summary, which does not purport to be a complete statement of the general differences among the rights of the stockholders of FindWhat.com-Delaware and FindWhat.com, sets forth certain differences between the DGCL and the NRS, between the Delaware Charter and the Nevada Charter, and between the Delaware Bylaws and the Nevada Bylaws. This summary is qualified in its entirety by reference to the full text of each of such documents, the DGCL and the NRS.

NUMBER OF DIRECTORS; REMOVAL; FILLING VACANCIES

         The Delaware Charter and Bylaws provide that, subject to any rights of holders of FindWhat.com-Delaware Preferred Stock, the number of directors will be fixed from time to time by action of not less than a majority of the FindWhat.com-Delaware Board then in office or by the stockholders of 66 2/3% of the voting power of FindWhat.com-Delaware. The Delaware Charter and Bylaws currently provide that initially there shall be two (2) directors and upon the effective time of the Reincorporation, the number of directors will increase to nine (9). The Nevada Bylaws provide that the number of directors shall be not less than one (1) nor more than eleven (11), which can be modified only by the unanimous consent of the Board or a majority of the stockholders. Accordingly, the FindWhat.com-Delaware Board may be able to more easily prevent any stockholder from enlarging the FindWhat.com-Delaware Board and filling the new directorships with such stockholder's own nominees.

         Under the DGCL, classified boards with staggered terms are permitted. The Delaware Charter and Bylaws provide for a classified board with the directors divided into three classes, with the term of office of the first class to expire at the first annual meeting of stockholders after the Reincorporation and the terms of the second and third classes of directors not expiring until the second and third annual meetings after such date. In connection with consummation of the Reincorporation, a majority of the FindWhat.com directors will determine the initial class of each individual director of FindWhat.com-Delaware.

         Although the NRS also permits classified boards with staggered terms, the Nevada Charter and Nevada Bylaws do not create nor mandate a classified board. Classified boards are an anti-takeover provision that could have an adverse effect on the market value of the shares of FindWhat.com-Delaware's Common Stock. To the extent that a classified board may restrict or discourage takeover attempts, the Delaware Bylaws may render less likely a takeover opposed by the FindWhat.com-Delaware Board and may make removal of directors or management less likely as well.

         Under the DGCL, any director or the entire board of directors generally may be removed with or without cause by the holders of a majority of the shares entitled to vote at an election of directors, unless the corporation has a classified Board of Directors, in which case the directors may only be removed for cause. The Delaware Charter and the Delaware Bylaws provide for a classified Board of Directors, thus directors of FindWhat.com-Delaware may only be removed for cause.

         Under the NRS, stockholders may remove one or more directors by the vote of the holders of not less than 66 2/3% of the voting power of the Voting Stock, unless the articles of incorporation require a vote of a greater percentage of the Voting Stock. The Nevada Charter does not require a greater percentage then the NRS. Accordingly, members of the FindWhat.com-Delaware Board of Directors may be more difficult for a stockholder to remove than directors of FindWhat.com.

         The Delaware Bylaws and Delaware Charter provide that, subject to any rights of holders of FindWhat.com-Delaware Preferred Stock, any vacancies (including newly-created directorships) will be filled only by a majority of the remaining directors, though less than a quorum. Directors appointed to fill vacancies created by the resignation or termination of a director will serve until the expiration of the term for which elected.

         Under the Nevada Bylaws, newly created vacancies are to be filled by affirmative vote of the shareholders at any special or regular meeting or by a majority of the remaining directors, though less than a quorum exists.

BUSINESS COMBINATIONS

         Section 203 of the DGCL provides that, subject to certain exceptions specified therein, a corporation shall not engage in any business combination with any "interested stockholder" for a three-year period following the date that such stockholder becomes an interested stockholder unless (i) prior to such date, the board of directors of the corporation approved either the business combination or the transaction which resulted in the stockholder becoming an interested stockholder, (ii) upon consummation of the transaction which resulted in the stockholder becoming an interested stockholder, the interested stockholder owned at least 85% of the voting stock of the corporation outstanding at the time the transaction commenced (excluding shares held by directors who are also officers and employee stock purchase plans in which employee participants do not have the right to determine confidentially whether plan shares will be tendered in a tender or exchange offer) or (iii) on or subsequent to such date, the business combination is approved by the board of directors of the corporation and by the affirmative vote at an annual or special meeting, and not by written consent, of at least 66 2/3% of the outstanding voting stock which is not owned by the interested stockholder. Except as specified in Section 203 of the DGCL, an interested stockholder is defined to include (a) any person that is the owner of 15% or more of the outstanding voting stock of the corporation or is an affiliate or associate of the corporation and was the owner of 15% or more of the outstanding voting stock of the corporation, at any time within three years immediately prior to the relevant date and (b) the affiliates and associates of any such person.

         Under certain circumstances, Section 203 of the DGCL may make it more difficult for a person who would be an "interested stockholder" to effect various business combinations with a corporation for a three-year period, although the corporation's certificate of incorporation or stockholders may elect to exclude a corporation from the restrictions imposed thereunder. The Delaware Charter does not exclude FindWhat.com-Delaware from the restrictions imposed under Section 203 of the DGCL. It is anticipated that the provisions of
Section 203 of the DGCL may encourage companies interested in acquiring FindWhat.com-Delaware to negotiate in advance with the FindWhat.com-Delaware Board, since the stockholder approval requirement would be avoided if a majority of the directors then in office approve either the business combination or the transaction which results in the stockholder becoming an interested stockholder.

         The NRS also prohibits certain business combinations between a corporation and an "interested stockholder" (one beneficially holding, directly or indirectly, at least 10% of the outstanding voting stock) for three years after such person became an interested stockholder unless such interested stockholder, prior to becoming an interested stockholder, obtained the approval of the board of directors of either the business combination or the transaction that resulted in such person becoming an interested stockholder. Notwithstanding the foregoing, the NRS permits business combinations that meet all requirements of the corporation's articles of incorporation and either (i) are approved by the board of directors before the interested stockholder became an interested stockholder (or as to which the purchase of shares made by the interested stockholder had been approved by the board of directors before the date of purchase), or (ii) are approved by the affirmative vote of the holders of stock representing a majority of the voting stock (excluding voting stock of the interested stockholder and its affiliates and associates) at a meeting called for such purpose no earlier than three years after the interested stockholder became an interested stockholder, or (iii) the form and amount of consideration to be received by stockholders (excluding the interested stockholder) of the corporation satisfy certain tests and, with limited exceptions, the interested stockholder has not become the beneficial owner of additional voting shares of the corporation after becoming an interested stockholder and before the business combination is consummated. A corporation may expressly exclude itself from application of the foregoing business combination provisions of the NRS, but FindWhat.com has not done so.

LIMITATION OF LIABILITY OF DIRECTORS

         The DGCL permits a corporation to include a provision in its certificate of incorporation eliminating or limiting the personal liability of a director or officer to the corporation or its stockholders for damages for certain breaches of the director's fiduciary duty. However, no such provision may eliminate or limit the liability of a director: (i) for any breach of the director's duty of loyalty to the corporation or its stockholders; (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law; (iii) for declaration of unlawful dividends or illegal redemptions or stock repurchases; or (iv) for any transaction from which the director derived an improper personal benefit. The Delaware Bylaws and the Delaware Charter each include such a provision, in each case, to the maximum extent permitted by law.

         The Delaware Charter provides that a director or an officer will not be personally liable to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the corporation or its stockholders,
(ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the DGCL, which concerns unlawful payments of dividends, stock purchases or redemptions, or (iv) for any transaction from which the director derived an improper personal benefit.

         The NRS permits a corporation to include any provision in its articles of incorporation that are not contrary to the laws of the State of Nevada; there is no restriction on a corporation's ability to limit the personal liability of a director or officer to the corporation. Under the NRS, a director is not individually liable to the corporation or its stockholders for any damages as a result of any act or failure to act in his capacity as a director or officer unless it is proven that: (i) his act or failure to act constituted a breach of his fiduciary duties as a director or officer; and (ii) his breach of those duties involved intentional misconduct, fraud or a knowing violation of the law. There is no requirement that any such provision be included in the articles of incorporation to be effective.

         The Nevada Charter provides that FindWhat.com's directors and officers shall not be personally liable for monetary damages for any breach of fiduciary duty except for (i) acts or omissions which involve intentional misconduct, fraud or a knowing violation of law, or (ii) for the payment of dividends in violation of the NRS, in which cases a director shall be liable to the extent provided under prior Nevada law.

         While these provisions provide officers and directors with protection from awards for monetary damages for breaches of their duty of care, they do not eliminate such duty. Accordingly, these provisions will have no effect on the availability of equitable remedies such as an injunction or rescission based on an officers or director's breach of his or her duty of care. The NRS limits an officer's or director's liability for monetary damages, except for breach of his duties under certain circumstances.

INDEMNIFICATION OF DIRECTORS AND OFFICERS

         Both the NRS and the DGCL permit a corporation to indemnify officers, directors, employees and agents for actions taken in good faith and in a manner they reasonably believed to be in, or not opposed to, the best interests of the corporation, and with respect to any criminal action, which they had no reasonable cause to believe was unlawful. Both states' laws provide that a corporation may advance expenses of defense (upon receipt of a written undertaking to reimburse the corporation if indemnification is not appropriate) and must reimburse a successful defendant for expenses, including attorney's fees, actually and reasonably incurred, and both states permit a corporation to purchase and maintain liability insurance for its directors and officers. Both the DGCL and NRS provide that indemnification may not be made for any claim, issue or matter as to which a person has been adjudged by a court of competent jurisdiction, after exhaustion of all appeals therefrom, to be liable to the corporation, unless and only to the extent a court determines that the person is entitled to indemnity for such expenses as the court deems proper.

         The Delaware Bylaws provide that each person who is involved in any actual or threatened action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he or she is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to an employee benefit plan, will be indemnified by the corporation to the full extent permitted by the DGCL as the law exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the corporation to provide broader indemnification rights than said law permitted prior to such amendment) or by other applicable laws then in effect. However, the Delaware Bylaws do not provide indemnification for a director who initiates a suit against FindWhat.com-Delaware, except in specified situations required by law or authorized by the FindWhat.com-Delaware Board, or if the director brings suit to enforce an indemnification contract. The indemnification rights to be conferred by the Delaware Bylaws are not exclusive of any other right to which a person seeking indemnification may be entitled under any law, bylaw, agreement, vote of stockholders or disinterested directors or otherwise. FindWhat.com-Delaware is authorized to purchase and maintain insurance on behalf of its directors, officers, employees and agents.

         Under the Nevada Charter, FindWhat.com may enter into an agreement of indemnification with its directors to provide for indemnification to the fullest extent permitted, as currently provided under NRS, and is substantially similar to the indemnification of directors under the Delaware Bylaws except that the Nevada Charter does not preclude indemnification when a suit is initiated by a director.

         The members of the FindWhat.com Board have a personal interest in seeing that the Reincorporation Agreement is approved and effected so that they are subject to the limitation on liability and indemnification provisions included in the Delaware Charter and the Delaware Bylaws.

SPECIAL MEETINGS OF STOCKHOLDERS

         Under the DGCL, a special meeting of stockholders may be called by the corporation's board of directors or by such persons as may be authorized by the corporation's certificate of incorporation or bylaws. The Delaware Bylaws provide that a special meeting may be called at any time by (i) the FindWhat.com-Delaware Board, (ii) the President, or (iii) the holders of not less than 51% of all shares entitled to cast votes at the meeting, voting together as a single class.

         Unless otherwise provided in the articles of incorporation or bylaws, the NRS provides that the entire board of directors, any two directors or the president of a corporation may call annual and special meetings of the stockholders. The Nevada Bylaws provide that a special meeting of stockholders may be called by the FindWhat.com Board, the President, or holders of not less than 51% of the outstanding shares of stock of FindWhat.com entitled to vote at the meeting.

AUTHORIZED CAPITAL

         The preferred stock may be issued from time to time in one or more series, and the FindWhat.com-Delaware Board, without further approval of its stockholders, is authorized to fix the relative rights, preferences, privileges and restrictions applicable to each series of preferred stock. Such shares of preferred stock, if and when issued, may have rights, powers and preferences superior to those of the FindWhat.com-Delaware Common Stock. Similarly, the NRS provides that the articles of incorporation may prescribe, or vest authority in the board of directors to prescribe, the classes, series, voting powers, designations, preferences, limitations, restrictions and relative rights of each class or series of stock without further approval of its stockholders. While there are no current plans, commitments or understandings, written or oral, to issue any preferred stock, in the event of any issuances, the holders of FindWhat.com-Delaware Common Stock will not have any preemptive or similar rights to acquire any preferred stock.

AMENDMENT OR REPEAL OF THE CERTIFICATE OF REINCORPORATION

         Under the DGCL, unless the certificate of incorporation otherwise provides, amendments to the certificate of incorporation generally require the approval of the holders of a majority of the outstanding stock entitled to vote thereon, and if the amendment would increase or decrease the number of authorized shares of any class or series or the par value of such shares or would adversely affect the rights, powers or preferences of such class or series, a majority of the outstanding stock of such class or series also would have to approve the amendment. In addition, the proposed Delaware Charter requires the affirmative vote of the holders of at least sixty-six and two-thirds percent (66 2/3%) of the voting power of all of the outstanding shares of capital stock entitled to vote to amend provisions regarding the Board of Directors and indemnification of officers and directors.

         Under the NRS, the board of directors of a Nevada corporation that has already issued stock must approve any proposed amendment to its articles of incorporation and declare its advisability. The proposed amendments must be approved by a majority of all the votes entitled to be cast by each voting group, unless the articles of incorporation require a greater or lesser vote with respect to specified amendments. The Nevada Charter requires approval by a majority of the stockholders to amend the Nevada Charter.

AMENDMENTS TO BYLAWS

         Under the DGCL, directors may amend the bylaws of a corporation only if such right is expressly conferred upon the directors in its certificate of incorporation. There is no provision in the NRS that proscribes amendments by the board of directors to a corporation's bylaws. The Delaware Charter permits a majority of the FindWhat.com-Delaware Board to adopt, alter or amend the Delaware Bylaws, and permits stockholders to amend the Delaware Bylaws, subject to approval by a majority of the issued and outstanding capital stock with the authority to vote thereon. The Nevada Bylaws requires the unanimous consent of the FindWhat.com Board, or approval by the holders of a majority of the issued and outstanding capital stock with the authority to vote thereon, to amend the Nevada Bylaws.

SUMMARY OF CERTAIN OTHER SIGNIFICANT DIFFERENCES BETWEEN DELAWARE AND NEVADA CORPORATE LAWS

         The following is a brief summary of certain other ways in which the NRS and DGCL differ and does not purport to be a complete statement of such laws.

MERGER WITH SUBSIDIARY

         Under the DGCL, a parent corporation may merge into a subsidiary and a subsidiary may merge into its parent, without stockholder approval, where such parent corporation owns at least 90% of the outstanding shares of each class of capital stock of its subsidiary. The NRS permits such mergers without stockholder approval if 90% of each class of capital stock of the subsidiary is owned by the parent corporation.

COMMITTEES OF THE BOARD OF DIRECTORS

         The NRS and DGCL both provide that the board of directors may delegate certain of their duties to one or more committees elected by a majority of the board. A Delaware corporation can delegate to a committee of the board of directors, among other things, the responsibility of nominating candidates for election to the office of director, to fill vacancies on the board of directors, to reduce earned or capital surplus, and to authorize the acquisition of the corporation's own stock. Moreover, if the corporation's certificate of incorporation or bylaws, or the resolution of the board of directors creating the committee so permits, a committee of the board of directors may declare dividends and authorize the issuance of stock. Under the NRS, unless it is otherwise provided in the articles of incorporation, a committee of the board of directors has and may exercise the powers of the board of directors in the management of the business and affairs of the corporation.

VOTE REQUIRED FOR MERGERS

         The NRS provides that the sale, lease, exchange or disposal of all of the assets of a Nevada corporation as well as any merger, consolidation or share exchange generally must be recommended by the Board of Directors and approved by the affirmative vote of a majority of the shares of each class of the stock of the corporation entitled to vote on such matters. Under the NRS, the vote of the stockholders of a Nevada corporation surviving a merger is not required if: (i) the articles of incorporation of the surviving corporation will not substantially differ from its articles of incorporation before the merger, (ii) each stockholder of the surviving corporation before the effective date will hold the same number of shares, with identical designations, preferences, limitations and relative rights immediately after the merger, (iii) the number of voting shares outstanding immediately after the merger, plus the number of voting shares issued as a result of the merger, will not exceed by more than twenty percent the total number of voting shares of the surviving entity outstanding immediately before the merger, and (iv) the number of participating shares outstanding immediately after the merger, plus the number of participating shares issuable as a result of the merger will not exceed by more than twenty percent the total number of participating shares outstanding immediately before the merger. The DGCL has a similar provision requiring stockholder approval in the case of the disposition of assets or a merger or a share exchange. The DGCL requires that either (i) no shares of common stock of the surviving corporation and no shares, securities or obligations convertible into such stock are to be issued or delivered under the plan of merger or (ii) the authorized unissued shares or the treasury shares of common stock of the surviving corporation to be issued or delivered under the plan of merger, plus those initially issuable upon conversion of any other shares, securities or obligations to be issued or delivered under such plan, do not exceed 20% of the shares of common stock of such constituent corporation outstanding immediately prior to the effective date of the merger.

STOCK REDEMPTIONS AND REPURCHASES

         Both Delaware and Nevada corporations may generally purchase or redeem their own shares of capital stock. Under the DGCL, a Delaware corporation may purchase or redeem its own shares of capital stock, except when the capital of the corporation is impaired or when such purchase or redemption would cause any impairment of the capital of the corporation. Subject to any restrictions imposed by its articles of incorporation, a Nevada corporation may make distributions to stockholders, so long as, after giving effect to such distribution: (i) the corporation would be able to pay its debts as they become due in the usual course of business; or (ii) the corporation's total assets would not be less than the sum of its total liabilities plus (unless the articles of incorporation permit otherwise), the amount that would be needed if the corporation were to be dissolved at the time of the distribution to satisfy the preferential rights upon dissolution of stockholders whose preferential rights are superior to those receiving the distribution.

PROXIES

         Under the DGCL, a proxy executed by a stockholder will remain valid for a period of three years unless the proxy provides for a longer period. Under the NRS, a proxy is effective only for a period of six (6) months, unless it is coupled with an interest or unless otherwise provided in the proxy which duration may not exceed seven (7) years.

CONSIDERATION FOR STOCK

         Under the NRS, a corporation may issue its capital stock in return for consideration consisting of any tangible or intangible property or benefit to the corporation, including but not limited to cash, promissory notes, services performed, contracts for services to be performed, or other securities of the corporation. Under the DGCL, a corporation may accept as consideration for its stock a combination of cash, property or past services in an amount not less than the par value of the shares being issued, and a secured promissory note or other binding obligation executed by the subscriber for any balance, the total of which must equal at least the par value of the issued stock, as determined by the board of directors.

STOCKHOLDERS' RIGHTS TO EXAMINE BOOKS AND RECORDS

         The DGCL provides that any stockholder of record may demand to examine the corporation's books and records for any proper purpose. If management of the corporation refuses, the stockholder can compel release of the books by court order. Under the NRS, any stockholder who owns at least 15% of the outstanding shares of the corporation's capital stock or has been authorized in writing by the holders of at least 15% of all its issued and outstanding shares may inspect, copy and audit the books of account and all financial records of the corporation. However, only a stockholder whose demand is made with a proper purpose may undertake any such inspection or audit. Under the NRS, if any officer or agent keeping records in Nevada refuses to allow a stockholder of a corporation to inspect or audit the corporation's books of account and financial records, the corporation and the officer or agent will be liable to the stockholder for all damages incurred by the stockholder, and the corporation may be liable for fines payable to the State of Nevada. There is no such corresponding provision in the DGCL.

DIVIDENDS

         The DGCL provides that the corporation may pay dividends out of surplus, out the corporation's net profits for the preceding fiscal year, or both provided that there remains in the stated capital account an amount equal to the par value represented by all shares of the corporation's stock having a distribution preference. The NRS provides that dividends may be paid, unless after giving effect to such distribution, the corporation would not be able to pay its debts as they come due in the usual course of business, or the corporation's total assets would be less than the sum of its total liabilities, plus (unless the corporation's articles of incorporation permit otherwise) the amount needed to satisfy preferential distributions.

CORPORATE ACTION WITHOUT A STOCKHOLDER MEETING

         The DGCL and the NRS both permit corporate action without a meeting of stockholders upon the written consent of the holders of that number of shares necessary to authorize the proposed corporate action being taken, unless the certificate of incorporation or articles of incorporation, respectively, or the bylaws of a Nevada corporation expressly provide otherwise. In the event such proposed corporate action is taken without a meeting by less than the unanimous written consent of stockholders, the DGCL requires that prompt notice of the taking of such action be sent to those stockholders who have not consented in writing.

MATERIAL U.S. FEDERAL INCOME TAX CONSEQUENCES OF THE REINCORPORATION

         The following description of federal income tax consequences is based on the Internal Revenue Code and applicable Treasury regulations promulgated thereunder, judicial authority and current administrative rulings and practices as in effect on the date of this Proxy Statement. This discussion should not be considered tax or investment advice, and the tax consequences of the reincorporation may not be the same for all stockholders. In particular, this discussion does not address the tax treatment of special classes of stockholders, such as banks, insurance companies, tax-exempt entities and foreign persons. Stockholders desiring to know their individual federal, state, local and foreign tax consequences should consult their own tax advisors.

         The Reincorporation is intended to qualify as a tax-free reorganization under Section 368(a)(1)(F) or 368(a)(1)(A) of the Code. Assuming such tax treatment, the following U.S. federal income tax consequences will generally result:

         - No taxable income, gain, or loss will be recognized by FindWhat.com or the FindWhat.com stockholders as a result of the exchange of shares of FindWhat.com Common Stock for shares of FindWhat.com-Delaware Common Stock pursuant to the Recapitalization.

         - The aggregate tax basis of the FindWhat.com-Delaware Common Stock received by each FindWhat.com stockholder in the Reincorporation will be equal to the aggregate tax basis of the FindWhat.com Common Stock surrendered in exchange therefore.

         - The holding period of the FindWhat.com-Delaware Common Stock received by each FindWhat.com stockholder in the Reincorporation will include the period for which such stockholder held the FindWhat.com Common Stock surrendered in exchange therefore, provided that such FindWhat.com Common Stock was held by such stockholder as a capital asset at the time of the Reincorporation.

SECURITIES ACT CONSEQUENCES

         The shares of FindWhat.com-Delaware Common Stock to be issued in exchange for shares of FindWhat.com Common Stock are not being registered under the Securities Act of 1933, as amended (the "1933 Act"). In that regard, FindWhat.com-Delaware is relying on Rule 145(a)(2) under the 1933 Act, which provides that a merger which has "as its sole purpose" a change in the domicile of a corporation does not involve the sale of securities for purposes of the 1933 Act, and on interpretations of the Rule by the Securities and Exchange Commission (the "Commission") which indicate that the making of certain changes in the surviving corporation's charter documents which could otherwise be made only with the approval of the stockholders of either corporation does not render Rule 145(a)(2) inapplicable.

         After the Reincorporation, FindWhat.com-Delaware will be a publicly-held company, FindWhat.com-Delaware Common Stock will be listed for trading on the Nasdaq SmallCap Market, and FindWhat.com-Delaware will file periodic reports and other documents with the Commission and provide to its stockholders the same types of information that FindWhat.com has previously filed and provided. Stockholders whose Common Stock is freely tradable before the Reincorporation will have freely tradable shares of FindWhat.com-Delaware Common Stock. Stockholders holding restricted shares of Common Stock will have shares of FindWhat.com-Delaware Common Stock which are subject to the same restrictions on transfer as those to which their present shares of Common Stock are subject, and their stock certificates, if surrendered for replacement certificates representing shares of FindWhat.com-Delaware Common Stock, will bear the same restrictive legend as appears on their present stock certificates. For purposes of computing compliance with the holding period requirement of Rule 144 under the 1933 Act, stockholders will be deemed to have acquired their shares of FindWhat.com-Delaware Common Stock on the date they acquired their shares of FindWhat.com Common Stock. In summary, FindWhat.com-Delaware and its stockholders will be in the same respective positions under the federal securities laws after the Reincorporation as were FindWhat.com and its stockholders prior to the Reincorporation.

APPRAISAL AND DISSENTERS' RIGHTS

         Under the DGCL and the NRS, stockholders have appraisal or dissenter's rights, respectively, in the event of certain corporate actions such as a merger. These rights include the right to dissent from voting to approve such corporate action, and demand fair value for the shares of the dissenting stockholder. If a proposed corporate action creating dissenters' rights is submitted to a vote at a stockholders' meeting, a stockholder who wishes to assert dissenter's rights (i) must deliver to the corporation, before the vote is taken, written notice of his intent to demand payment for his shares if the proposed action is effected, and (ii) must not vote his shares in favor of the proposed action. If fair value is unsettled, the DGCL and the NRS provide for the dissenter and the company to petition the Court of Chancery or a Nevada state court, respectively. Although appraisal or dissenter's rights are substantially similar in Delaware and Nevada, this discussion is qualified in its entirety by reference to the DGCL and the NRS which provide more specific provisions and requirements for dissenting stockholders.

ABANDONMENT

         Notwithstanding a favorable vote of the stockholders, FindWhat.com reserves the right, by action of the FindWhat.com Board, to abandon the Reincorporation prior to effectiveness of the Reincorporation if it determines that such abandonment is in the best interests of FindWhat.com. The FindWhat.com Board has made no determination as to any circumstances which may prompt a decision to abandon the Reincorporation.

RECOMMENDATION OF THE FINDWHAT.COM BOARD

         Under the FindWhat.com Bylaws and pursuant to the NRS, this Proposal 2 to reincorporate FindWhat.com in Delaware pursuant to the Reincorporation Agreement must be approved by the affirmative vote of at least a majority of the shares of FindWhat.com Common Stock present in person or by proxy at the Special Meeting and entitled to vote at the Meeting.

THE FINDWHAT.COM BOARD UNANIMOUSLY RECOMMENDS A VOTE "FOR" PROPOSAL 2.

                          BOARD AUDIT COMMITTEE REPORT

         The Audit Committee of the Board of Directors, composed entirely of independent directors, met four times in fiscal 2001. The Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and reporting practices of the corporation and such other duties as directed by the Board.

         In fulfilling its responsibilities, the Committee recommended to the Board, the selection of Grant Thornton LLP as the Company's independent public accountants. The Committee:

- Discussed and considered the independence of Grant Thornton LLP, reviewing as necessary all relationships and services which might bear on the objectivity of the independent public accountants;
-   Received written affirmation that Grant Thornton LLP is in fact independent;
-   Discussed the overall audit process, receiving and reviewing all reports;
- Involved Grant Thornton LLP in the Committee's review of the Company's financial statements and related reports with management;
- Provided to Grant Thornton LLP full access to the Committee and the Board to report on any and all appropriate matters; and
- Discussed with Grant Thornton LLP all matters required to be reviewed by generally accepted auditing standards.

         The Committee provided guidance and oversight to the internal audit function of the Company including review of the organization, plans and results of this activity. Both the Chief Financial Officer and Grant Thornton LLP were afforded the routine opportunity to meet privately with the Committee and were encouraged to discuss any matters they desired.

         The Committee also met with selected members of management and the independent public accountants to review financial statements (including quarterly reports), discussing such matters as the quality of earnings; estimates, reserves, and accruals; suitability of accounting principles; highly judgmental areas; and audit adjustments whether or not recorded.

         In addition, the Committee considered the quality and adequacy of the Company's internal controls, taxation matters and other areas of oversight to the financial reporting and audit process that the Committee felt appropriate.

         In performing all of these functions, the Committee acts only in an oversight capacity and necessarily relies on the work and assurances of the Company's management and independent auditors which, in their report, express an opinion on the conformity of the Company's annual financial statements to generally accepted accounting principles. Management's responsibility for financial reporting and the report and opinion of Grant Thornton LLP are filed separately in the annual report and should be read in conjunction with this letter and review of the financial statements. The Company's audited financial statements included in the annual report on Form 10-KSB were, after the Committee's review, approved by the Board of Directors for filing with the Securities and Exchange Commission.

         Based upon its work and the information received in the inquiries outlined above, the Committee is satisfied that its responsibilities under the charter for the period ended December 31, 2001, were met and that the financial reporting and audit processes of the Company are functioning effectively.

                                           Audit Committee For Fiscal 2001:

                                           Frederick E. Guest II
                                           Martin Berger

                         INDEPENDENT PUBLIC ACCOUNTANTS

         The Company expects that Grant Thornton LLP, independent public accountants, will continue as auditors for the Company for the 2002 fiscal year. Grant Thornton LLP served as the independent auditors for the Company for the 2001 fiscal year and throughout the periods covered by the Company's financial statements. Representatives of Grant Thornton LLP are not expected to attend the Annual Meeting. If representatives from Grant Thornton LLP attend the Annual Meeting they will be given the opportunity to make a statement if they desire and they will be available to respond to appropriate questions.

  FEES OF THE INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDED DECEMBER 31, 2001

AUDIT FEES

         The aggregate fees billed by Grant Thornton LLP for professional services for the audit of the Company's 2001 financial statements totaled $85,000.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

         The aggregate fees billed by Grant Thornton LLP for professional services for information and technology services relating to financial information systems design and implementation for the year ended December 31, 2001, were none.

ALL OTHER FEES

         The aggregate fees billed by Grant Thornton LLP for services rendered to the Company, other than the services described under "Audit Fees" and "Financial Information Systems Design and Implementation Fees" for the year ended December 31, 2001, were $36,415. The Board of Directors has considered and determined that the rendering of such non-audit services by Grant Thornton LLP is compatible with maintaining the principal accountant's independence.


SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's officers and Directors, and greater than 10% stockholders, to file reports of ownership and changes in ownership of the Company's securities with the Securities and Exchange Commission. Copies of the reports are required by Securities and Exchange Commission regulation to be furnished to the Company. Based on its review of such reports and written representations from reporting persons, the Company believes that all filing requirements were complied with during fiscal 2001.

STOCKHOLDER PROPOSALS

         Each year the Board of Directors submits its nominations for election of Directors at the Annual Meeting of Stockholders. Other proposals may be submitted by the Board of Directors or the stockholders for inclusion in the Proxy Statement for action at the Annual Meeting. Any proposal submitted by a stockholder for inclusion in the Proxy Statement for the Annual Meeting of Stockholders to be held in 2003 must be received by the Company (addressed to the attention of the Secretary) on or before January 1, 2003. To be submitted at the meeting, any such proposal must be a proper subject for stockholder action under the laws of the State of Nevada, and must otherwise conform to applicable requirements of the proxy rules of the Securities and Exchange Commission.

OTHER MATTERS

         The only business which the management intends to present at the meeting consists of the matters set forth in this statement. The management knows of no other matters to be brought before the meeting by any other person or group. If any other matter should properly come before the meeting, the proxy holders will vote thereon in their discretion.

         All duly executed proxies received will be voted. You are requested to sign and date the enclosed proxy and mail it promptly in the enclosed envelope. If you later desire to vote in person, you may revoke your proxy, either by written notice to the Company or in person at the meeting, without affecting any vote previously taken.

                                        BY ORDER OF THE BOARD OF DIRECTORS

                                        CRAIG A. PISARIS-HENDERSON
                                        PRESIDENT, CHIEF EXECUTIVE OFFICER AND
                                        SECRETARY

                                                                      APPENDIX A

                          AGREEMENT AND PLAN OF MERGER

THIS AGREEMENT AND PLAN OF MERGER (the "Merger Agreement") is entered into as of ______________, 2002 by and between FindWhat.com, a Nevada corporation ("FindWhat.com"), and FindWhat.com, Inc., a Delaware corporation
("FindWhat.com-Delaware").

                                    RECITALS

WHEREAS, FindWhat.com-Delaware is a corporation duly organized and existing under the laws of the State of Delaware;

WHEREAS, FindWhat.com is a corporation duly organized and existing under the laws of the State of Nevada;

WHEREAS, on the date of this Merger Agreement, FindWhat.com-Delaware has authority to issue 50,000,000 shares of Common Stock, $0.001 par value per share (the "FindWhat.com-Delaware Common Stock"), of which 1,000 shares are issued and outstanding and owned by FindWhat.com and 500,000 shares of Preferred Stock, $0.001 par value per share (the "FindWhat.com-Delaware Preferred Stock"), of which no shares are issued or outstanding;

WHEREAS, on the date of this Merger Agreement, FindWhat.com has authority to issue 50,000,000 shares of Common Stock, $.001 par value per share (the "FindWhat.com Common Stock"), of which __________ shares are issued and outstanding and 500,000 shares of Preferred Stock (the "FindWhat.com Preferred Stock"), of which no shares are issued and outstanding;

WHEREAS, the respective Boards of Directors for FindWhat.com-Delaware and FindWhat.com have determined that, for the purpose of effecting the reincorporation of FindWhat.com in the State of Delaware, it is advisable and to the advantage of said two corporations and their shareholders that FindWhat.com merge with and into FindWhat.com-Delaware upon the terms and conditions herein provided; and

WHEREAS, the respective Boards of Directors of FindWhat.com-Delaware and FindWhat.com, the shareholders of FindWhat.com, and the sole stockholder of FindWhat.com-Delaware have adopted and approved this Merger Agreement.

                                    AGREEMENT

NOW, THEREFORE, in consideration of the mutual agreements and covenants set forth herein, FindWhat.com and FindWhat.com-Delaware hereby agree to merge as follows:

1. Merger. FindWhat.com shall be merged with and into FindWhat.com-Delaware, and FindWhat.com-Delaware shall survive the merger ("Merger"), effective upon the date of filing of a Certificate of Merger with the State of Delaware and Articles of Merger with the State of Nevada made effective in accordance with applicable law (the "Effective Date").

2. Governing Documents. The Certificate of Incorporation of FindWhat.com-Delaware, attached hereto as Exhibit A (the "Certificate of Incorporation") shall continue to be the Certificate of Incorporation of FindWhat.com-Delaware as the surviving Corporation, unless and until thereafter changed or amended in accordance with the provisions thereof and applicable laws. The Bylaws of FindWhat.com-Delaware, in effect on the Effective Date, shall continue to be the Bylaws of FindWhat.com-Delaware as the surviving Corporation without change or amendment until further amended in accordance with the provisions thereof and applicable laws.

3. Directors and Officers. The directors and officers of FindWhat.com shall become the directors and officers of FindWhat.com-Delaware upon the Effective Date and any committee of the Board of Directors of FindWhat.com shall become the members of such committees for FindWhat.com-Delaware. The directors of FindWhat.com who become the directors of FindWhat.com-Delaware shall be classified as provided in the Certificate of Incorporation. An individual director's class shall be determined by a majority of the FindWhat.com directors.

4. Succession. On the Effective Date, FindWhat.com-Delaware shall succeed to FindWhat.com in the manner of and as more fully set forth in Section 259 of the General Corporation Law of the State of Delaware.

5. Further Assurances. From time to time, as and when required by FindWhat.com-Delaware or by its successors and assigns, there shall be executed and delivered on behalf of FindWhat.com such deeds and other instruments, and there shall be taken or caused to be taken by it such further and other action, as shall be appropriate or necessary in order to vest, perfect or confirm, of record or otherwise, in FindWhat.com-Delaware the title to and possession of all the property, interests, assets, rights, privileges, immunities, powers, franchises and authority of FindWhat.com, and otherwise to carry out the purposes of this Merger Agreement and the officers and directors of FindWhat.com-Delaware are fully authorized in the name and on behalf of FindWhat.com or otherwise to take any and all such action and to execute and deliver any and all such deeds and other instruments.

6. Stock of FindWhat.com. Upon the Effective Date, by virtue of the Merger and without any action on the part of the holder thereof, each one (1) share of FindWhat.com Common Stock outstanding immediately prior thereto shall be changed and converted into one (1) fully paid and nonassessable share of FindWhat.com-Delaware Common Stock.

7. Stock Certificates. On and after the Effective Date, all of the outstanding certificates which prior to that time represented shares of FindWhat.com stock shall be deemed for all purposes to evidence ownership of and to represent the shares of FindWhat.com-Delaware stock into which the shares of FindWhat.com stock represented by such certificates have been converted as herein provided. The registered owner on the books and records of FindWhat.com-Delaware or its transfer agent of any such outstanding stock certificate shall, until such certificate shall have been surrendered for transfer or otherwise accounted for to FindWhat.com-Delaware or its transfer agent, have and be entitled to exercise any voting and other rights with respect to and to receive any dividend and other distributions upon the shares of FindWhat.com-Delaware stock evidenced by such outstanding certificate as above provided.

8. Options, Warrants and All Other Rights to Purchase Stock. Upon the Effective Date, each outstanding option, warrant or other right to purchase shares of FindWhat.com stock, including those options granted under the FindWhat.com 1999 Stock Incentive Plan (the "Option Plan"), shall be converted into and become an option, warrant, or right to purchase the same number of shares of FindWhat.com-Delaware stock, at a price per share equal to the exercise price of the option, warrant or right to purchase FindWhat.com stock and upon the same terms and subject to the same conditions as set forth in the Option Plan and other agreements entered into by FindWhat.com pertaining to such options, warrants, or rights. A number of shares of FindWhat.com-Delaware stock shall be reserved for purposes of such options, warrants, and rights equal to the number of shares of FindWhat.com stock so reserved as of the Effective Date. As of the Effective Date, FindWhat.com-Delaware shall assume all obligations of FindWhat.com under agreements pertaining to such options, warrants, and rights, including the Option Plan, and the outstanding options, warrants, or other rights, or portions thereof, granted pursuant thereto.

9.       Other Employee Benefit Plans. As of the Effective Date,
FindWhat.com-Delaware hereby assumes all obligations of FindWhat.com under any and all employee benefit plans in effect as of said date or with respect to which employee rights or accrued benefits are outstanding as of said date.

10. Outstanding Common Stock of FindWhat.com-Delaware. Forthwith upon the Effective Date, the one thousand (1,000) shares of FindWhat.com-Delaware Common Stock presently issued and outstanding in the name of FindWhat.com shall be canceled and retired and resume the status of authorized and unissued shares of FindWhat.com-Delaware Common Stock, and no shares of FindWhat.com-Delaware Common Stock or other securities of FindWhat.com-Delaware shall be issued in respect thereof.

11. Covenants of FindWhat.com-Delaware. FindWhat.com-Delaware covenants and agrees that it will, on or before the Effective Date:

a. Qualify to do business as a foreign corporation in the States of Florida and New York, and in all other states in which FindWhat.com is so qualified and in which the failure so to qualify would have a material adverse impact on the business or financial condition of FindWhat.com-Delaware.

b. File any and all documents with the Delaware Franchise Tax Board and the Nevada Franchise Tax Board necessary to the assumption by FindWhat.com-Delaware of all of the franchise tax liabilities of FindWhat.com.

12. Amendment. At any time before or after approval and adoption by the stockholders of FindWhat.com, this Merger Agreement may be amended in any manner as may be determined in the judgment of the respective Boards of Directors of FindWhat.com-Delaware and FindWhat.com to be necessary, desirable or expedient in order to clarify the intention of the parties hereto or to effect or facilitate the purposes and intent of this Merger Agreement.

13. Abandonment. At any time before the Effective Date, this Merger Agreement may be terminated and the Merger may be abandoned by the Board of Directors of either FindWhat.com or FindWhat.com-Delaware or both, notwithstanding approval of this Merger Agreement by the sole stockholder of FindWhat.com-Delaware and the shareholders of FindWhat.com.

14. Counterparts. In order to facilitate the filing and recording of this Merger Agreement, the same may be executed in any number of counterparts, each of which shall be deemed to be an original.

IN WITNESS WHEREOF, this Merger Agreement, having first been duly approved by resolution of the Board of Directors of FindWhat.com and FindWhat.com-Delaware, is hereby executed on behalf of each of said two corporations by their respective officers thereunto duly authorized.

FINDWHAT.COM, INC., a Delaware corporation



By:
   -------------------------------------------


FINDWHAT.COM, a Nevada corporation



By:
   -------------------------------------------

                                                                      APPENDIX B

                          CERTIFICATE OF INCORPORATION

                                       OF

                               FINDWHAT.COM, INC.

                       * * * * * * * * * * * * * * * * * *

FIRST:            The name of the Corporation is FindWhat.com, Inc.

SECOND:           The address of its registered office in the State of Delaware is 2711 Centerville Rd., Suite 400, in the City of Wilmington, 19808, County of New Castle. The name of its registered agent at such address is Corporation Service Company.

THIRD:            The nature of the business or purposes to be conducted or
promoted is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware.

                  (A) The aggregate number of common shares which this Corporation shall have authority to issue is 50,000,000 shares of Common Stock having a par value of $.001 per share. All common stock of the Corporation shall be of the same class, common, and shall have the same rights and preferences. Fully-paid common stock of this Corporation shall not be liable to any further call or assessment.

                  (B) The Corporation shall be authorized to issue 500,000 shares of Preferred Stock having a par value of $.001 per share and with such rights, preferences and designations determined by the board of directors.

                  (C) Each holder of Common Stock shall be entitled to one vote for each share of Common Stock held of record on all matters presented for vote of the stockholders. Subject to the provisions of the General Corporation Law of the State of Delaware, dividends may be paid on the Common Stock at such times and in such amounts as the Board of Directors shall determine. Upon the dissolution, liquidation, or winding up of the Corporation, the holders of Common Stock shall be entitled to receive all remaining assets of the Corporation available for distribution to its stockholders ratably and proportioned to the number of shares held by them.

FIFTH:            (A)      The number of directors shall initially be two (2)
and thereafter shall be fixed from time to time exclusively by the Board of Directors pursuant to a resolution adopted by a majority of the total number of authorized directors (whether or not there exist any vacancies in previously authorized directorships at the time any such resolution is presented to the Board of Directors for adoption). Effective upon the Effective Time of the merger between the Corporation and FindWhat.com, a Nevada corporation, the Board of Directors shall be increased to nine (9) members and divided into three classes with the term of office of the first class to expire at the first annual meeting of the stockholders following the Effective Time, the term of office of the second class to expire at the second annual meeting of stockholders held following the Effective Time, the term of office of the third class to expire at the third annual meeting of stockholders following the Effective Time, and thereafter for each such term to expire at each third succeeding annual meeting of stockholders after such election. All directors shall hold office until the expiration of the term for which elected, and until their respective successors are elected, except in the case of the death, resignation, or removal of any director.

                  (B) Subject to the rights of the holders of any series of Preferred Stock then outstanding, newly created directorships resulting from any increase in the authorized number of directors or any vacancies in the Board of Directors resulting from death, resignation or other cause (including removal from office by a vote of the stockholders) may be filled only by a majority vote of the directors then in office, though less than a quorum, or by the sole remaining director, and directors so chosen shall hold office for a term expiring at the next annual meeting of stockholders at which the term of office of the class to which they have been elected expires, and until their respective successors are elected, except in the case of the death, resignation, or removal of any director.

SIXTH:            In furtherance and not in limitation of the powers conferred by statute, the Board of Directors is expressly authorized to adopt, alter, or amend the Bylaws of the Corporation or the holders of a majority of the issued and outstanding capital stock of the Corporation are expressly authorized to amend the Bylaws.

SEVENTH:          No director of the Corporation shall be personally liable to the Corporation or to its stockholders for monetary damages for breach of fiduciary duty as a director; provided, however, that such provision shall not eliminate or limit the liability of a director (i) for any breach of the director's duty of loyalty to the Corporation or to its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law; (iii) for the payment of a dividend or the payment for the purchase or redemption of the Corporation's stock in violation of Section 174 of the General Corporation Law of the State of Delaware; or (iv) for any transaction from which the director derived an improper personal benefit.

         If the Delaware General Corporation Law is hereafter amended to authorize the further elimination or limitation of the liability of a director, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the Delaware General Corporation Law, as so amended.

         Any repeal or modification of the foregoing provisions of this Article SEVENTH by the stockholders of the Corporation shall not adversely affect any right or protection of a director of the Corporation existing at the time of such repeal or modification.

EIGHTH:           The Corporation is to have perpetual existence.

NINTH:            Meetings of stockholders may be held within or without the
State of Delaware, as the Bylaws may provide. The books of the Corporation may be kept (subject to any provision contained in the General Corporation Law of the State of Delaware) outside the State of Delaware at such place or places as may be designated from time to time by the Board of Directors or in the Bylaws of the Corporation.

TENTH:            The name and the mailing address of the sole incorporator is as follows:

                  John B. Pisaris
                  Porter, Wright, Morris & Arthur LLP
                  41 South High Street, 28th Floor
                  Columbus, Ohio 43215

The powers of the incorporator shall terminate upon the election of the initial directors and the adoption of the By-laws.

ELEVENTH:         The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by the General Corporation Law of the State of Delaware, provided, however, that, notwithstanding any other provision of this Certificate of Incorporation or any provision of law which might otherwise permit a lesser vote or no vote, but in addition to any vote of the holders of any class or series of the stock of this Corporation required by law or by this Certificate of Incorporation, the affirmative vote of the holders of at least 66-2/3% of the voting power of all of the then outstanding shares of the capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class, shall be required to amend or repeal this (i) Article ELEVENTH, (ii) Article FIFTH, or (iii) Article SEVENTH.

         I, THE UNDERSIGNED, being the sole incorporator hereinbefore named, for the purpose of forming a corporation pursuant to the General Corporation Law of the State of Delaware, do make this certificate, hereby declaring that this is my act and deed and the facts herein stated are true, and accordingly have hereunto set my hand this 16th day of April, 2002.



                                          -----------------------------------
                                          John B. Pisaris, Incorporator

                                                                      APPENDIX C

                                     BYLAWS

                                       OF

                               FINDWHAT.COM, INC.

                             A DELAWARE CORPORATION

                              AS OF APRIL 16, 2002

                                TABLE OF CONTENTS

ARTICLE I - OFFICES........................................................    1

     Section 1.  Registered Office.........................................    1

     Section 2.  Other Offices.............................................    1

ARTICLE II -MEETINGS OF STOCKHOLDERS.......................................    1

     Section 1.  Place.....................................................    1

     Section 2.  Annual Meeting............................................    1

     Section 3.  Notice of Annual Meeting..................................    1

     Section 4.  List of Stockholders......................................    1

     Section 5.  Special Meetings..........................................    1

     Section 6.  Notice of Special Meetings................................    1

     Section 7.  Business at Annual or Special Meetings....................    1

     Section 8.  Quorum....................................................    2

     Section 9.  Voting Power..............................................    2

     Section 10.  Votes; Proxies...........................................    2

     Section 11.  Action Without A Meeting.................................    2

ARTICLE III - DIRECTORS....................................................    2

     Section 1.  Nomination of Director Candidates.........................    2

     Section 2.  Number of Directors.......................................    3

     Section 3.  Powers of Board of Directors..............................    3

     Section 4.  Place of Meetings.........................................    4

     Section 5.  Organizational Meetings...................................    4

     Section 6.  Regular Meetings..........................................    4

     Section 7.  Special Meetings..........................................    4

     Section 8.  Quorum....................................................    4

     Section 9.  Actions by Unanimous Written Consent......................    4

     Section 10.  Participation by Telephonic Communications...............    4

     Section 11.  Designation of Committees................................    4

     Section 12.  Minutes of Committee Meetings............................    5

     Section 13.  Compensation and Expenses of Directors...................    5

     Section 14.  Vacancies................................................    5

ARTICLE IV - NOTICES.......................................................    5

     Section 1.  Manner of Notices.........................................    5

     Section 2.  Waiver of Notices.........................................    5

ARTICLE V - OFFICERS.......................................................    5

     Section 1.  Designations of Officers..................................    5

     Section 2.  Election of Officers......................................    5

     Section 3.  Other Officers............................................    5

     Section 4.  Salaries of Officers......................................    6

     Section 5.  Terms of Office...........................................    6

     Section 6.  Duties of Chairman of the Board...........................    6

     Section 7.  Vice Chairman of the Board................................    6

     Section 8.  Duties of the President...................................    6

     Section 9.  Duties of the Vice-Presidents.............................    6

     Section 10.  Duties of the Secretary..................................    6

     Section 11.  Duties of the Assistant Secretary........................    6

     Section 12.  Duties of the Treasurer..................................    6

     Section 13.  Further Duties of the Treasurer..........................    7

     Section 14.  Bond.....................................................    7

     Section 15.  Assistant Treasurer......................................    7

ARTICLE VI - CERTIFICATE OF STOCK..........................................    7

     Section 1.  Certificates..............................................    7

     Section 2.  Facsimile Signatures......................................    7

     Section 3.  Lost Certificates.........................................    7

     Section 4.  Transfer of Stock.........................................    7

     Section 5.  Fixing Record Date........................................    7

     Section 6.  Registered Stockholders...................................    8

ARTICLE VII - GENERAL PROVISIONS DIVIDENDS.................................    8

     Section 1.  Dividend..................................................    8

     Section 2.  Reserves..................................................    8

     Section 3.  Annual Statement..........................................    8

     Section 4.  Checks....................................................    8

     Section 5.  Fiscal Year...............................................    8

     Section 6.  Seal......................................................    8

     Section 7.  Right of Inspection.......................................    8

ARTICLE VIII - AMENDMENTS..................................................    9

     Section 1.  Amendment.................................................    9

     Section 2.  Additional ByLaws.........................................    9

ARTICLE IX - INDEMNIFICATION OF DIRECTORS AND OFFICERS.....................    9

     Section 1.  Right to Indemnification..................................    9

     Section 2.  Right of Claimant to Bring Suit...........................    9

     Section 3.  Indemnification of Employees and Agents...................   10

     Section 4.  Non-Exclusivity of Rights.................................   10

     Section 5.  Indemnification Contracts.................................   10

     Section 6.  Insurance.................................................   10

     Section 7.  Effect of Amendment.......................................   10

     Section 8.  Acts of Disinterested Directors...........................   10

                              ARTICLE I -- OFFICES


         Section 1. Registered Office. The registered office of the Corporation shall be in the City of Wilmington, County of New Castle, State of Delaware.

         Section 2. Other Offices. The Corporation may also have offices at such other places both within and without the State of Delaware as the Board of Directors may from time to time determine or the business of the Corporation may require.



                      ARTICLE II -MEETINGS OF STOCKHOLDERS

         Section 1. Place. All meetings of the stockholders shall be held at such place either within or without the State of Delaware as shall be designated from time to time by the Board of Directors and stated in the notice of the meeting.

         Section 2. Annual Meeting. Annual meetings of stockholders shall be held on such date and time as shall be designated from time to time by the Board of Directors and stated in the notice of the meeting, at which they shall elect a Board of Directors, and transact such other business as may properly be brought before the meeting.

         Section 3. Notice of Annual Meeting. Written notice of the annual meeting stating the place, date, and hour of the meeting shall be given to each stockholder entitled to vote at such meeting not less than ten nor more than sixty days before the date of the meeting.

         Section 4. List of Stockholders. The Corporation shall prepare and make, at least ten days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not so specified, at the Corporation's principal office. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof and may be inspected by any stockholder who is present.

         Section 5. Special Meetings. Special meetings of the stockholders, for any purpose or purposes, unless otherwise prescribed by statute or by the Certificate of Incorporation, may be called by the president or the Board of Directors and shall be called by the president or secretary at the request in writing of holders of not less than 51% of the issued and outstanding shares of capital stock of the Corporation. Such request shall state the purpose or purposes of the proposed meeting.

         Section 6. Notice of Special Meetings. Written notice of a special meeting stating the place, date, and hour of the meeting, and the purpose or purposes for which the meeting is called, shall be given not less than ten nor more than sixty days before the date of the meeting to each stockholder entitled to vote at such meeting.

         Section 7. Business at Annual or Special Meetings. At an annual or special meeting of stockholders, only such business shall be conducted, and only such proposals shall be acted upon, as shall have been properly brought before such meeting. To be properly brought before a meeting of stockholders, business must be (i) in the case of an annual meeting, properly brought before the meeting by or at the direction of the Board of Directors, (ii) in the case of a special meeting, specified in the notice of the special meeting (or any supplement thereto) given by or at the direction of the Board of Directors, or
(iii) otherwise properly brought before the meeting by a stockholder and specified in the notice of the special meeting (or any supplement thereto). For business to be properly brought before a meeting of stockholders by a stockholder, the stockholder must have given timely notice thereof in writing to the Secretary of the Corporation. To be timely, a stockholder's notice must be delivered to or mailed and received at the principal executive offices of the Corporation not less than 70 days nor more than 90 days prior to the date of an annual meeting of stockholders or, if a special meeting, not later than the close of business on the 7th day following the earlier of (i) the day on which such notice of the date of the meeting was mailed, or (ii) the day on which public disclosure of the date of the special meeting was made.

         A shareholder's notice to the Secretary shall set forth as to each matter the stockholder proposes to bring before a meeting of stockholders, (i) a brief description of the business desired to be brought before the meeting and the reasons for conducting such business at the meeting, (ii) the name and address, as they appear on the Corporation's books, of the stockholder proposing such business and any stockholders known by such stockholder to be supporting such proposal, (iii) the class and number of shares of the Corporation which are beneficially owned by the stockholder on the date of such stockholder's notice and by any other stockholders known by such stockholder to be supporting such proposal on the date of such stockholder's notice, and (iv) any material interest of the stockholder in such proposal.

         Notwithstanding anything in these Bylaws to the contrary, no business shall be conducted at a meeting of stockholders except in accordance with the procedures set forth in this Section 7. The chairman of the stockholder meeting shall, if the facts warrant, determine and declare to the meeting that the business was not properly brought before the meeting in accordance with the procedures prescribed by these Bylaws, and if he should so determine, he shall so declare to the meeting and any such business not properly brought before the meeting shall not be transacted.

         Section 8. Quorum. The holders of a majority of the stock issued and outstanding and entitled to vote thereat, present in person or represented by proxy, shall constitute a quorum at all meetings of the stockholders for the transaction of business except as otherwise provided by statute or by the Certificate of Incorporation. If, however, such quorum shall not be present or represented at any meeting of the stockholders, the stockholders entitled to vote thereat, present in person or represented by proxy, shall have power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present or represented. At such adjourned meeting at which a quorum shall be present or represented any business may be transacted which might have been transacted at the meeting as originally notified. If the adjournment is for more than thirty days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

         Section 9. Voting Power. When a quorum is present at any meeting, the vote of the holders of a majority of the stock having voting power, present in person or represented by proxy, shall decide any question brought before such meeting, unless the question is one upon which by express provision of the statutes or of the Certificate of Incorporation or Bylaws a different vote is required in which case such express provision shall govern and control the decision of such question.

         Section 10. Votes; Proxies. Unless otherwise provided in the Certificate of Incorporation, each stockholder shall at every meeting of the stockholders be entitled to one vote in person or by proxy for each share of the capital stock having voting power held by such stockholder.

         Section 11. Action Without A Meeting. Any action which may be taken by the vote of the shareholders at a meeting may be taken without a meeting if consented to by the holders of a majority of the shares entitled to vote or such greater proportion as may be required by the laws of the State of Delaware, the Certificate of Incorporation, or these Bylaws. Whenever action is taken by written consent, a meeting of shareholders need not be called or noticed.

                             ARTICLE III - DIRECTORS

         Section 1. Nomination of Director Candidates. Subject to the rights of holders of any class or series of Preferred Stock then outstanding, nominations for the election of directors may be made by the Board of Directors or a proxy committee appointed by the Board of Directors or by any stockholder entitled to vote in the election of directors generally. However, any stockholder entitled to vote in the election of directors generally may nominate one or more persons for election as directors at a meeting only if timely notice of such stockholder's intent to make such nomination or nominations has been given in writing to the Secretary of the Corporation. To be timely, a stockholder nomination for a director to be elected at an annual meeting shall be received at the Corporation's principal executive offices not less than 120 calendar days in advance of the date that the Corporation's proxy statement was released to stockholders in connection with the previous year's annual meeting of stockholders, except that if no annual meeting was held in the previous year or the date of the annual meeting has been advanced by more than 30 calendar days from the date contemplated at the time of the previous year's proxy statement, or in the event of a nomination for director to be elected at a special meeting, notice by the stockholders to be timely must be received not later than the close of business on the tenth day following the day on which such notice of the date of the special meeting was mailed or such public disclosure was made. Each such notice shall set forth: (a) the name and address of the stockholder who intends to make the nomination and of the person or persons to be nominated; (b) a representation that the stockholder is a holder of record of stock of the Corporation entitled to vote for the election of directors on the date of such notice and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice; (c) a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the stockholder; (d) such other information regarding each nominee proposed by such stockholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission, had the nominee been nominated, or intended to be nominated, by the Board of Directors; and (e) the consent of each nominee to serve as a director of the Corporation if so elected.

         In the event that a person is validly designated as a nominee in accordance with this Section 1 of Article III and shall thereafter become unable or unwilling to stand for election to the Board of Directors, the Board of Directors or the stockholder who proposed such nominee, as the case may be, may designate a substitute nominee upon delivery, not fewer than five days prior to the date of the meeting for the election of such nominee, of a written notice to the Secretary, setting forth such information regarding such substitute nominee as would have been required to be delivered to the Secretary pursuant to this
Section 1 of Article III had such substitute nominee been initially proposed as a nominee. Such notice shall include a signed consent to serve as a director of the Corporation, if elected, of each such substitute nominee.

         If the chairman of the meeting for the election of directors determines that a nomination of any candidate for election as a director at such meeting was not made in accordance with the applicable provision of this Section 1 of
Article III, such nomination shall be void; provided, however, that nothing in this Section 1 of Article III shall be deemed to limit any voting rights upon the occurrence of dividend arrearages provided to holders of Preferred Stock pursuant to the Preferred Stock designation of any series of Preferred Stock.

         Section 2. Number of Directors. The number of directors shall initially be two (2) and thereafter shall be fixed from time to time exclusively by the Board of Directors pursuant to a resolution adopted by a majority of the total number of authorized directors (whether or not there exist any vacancies in previously authorized directorships at the time any such resolution is presented to the Board of Directors for adoption). Effective upon the Effective Time of the merger between the Corporation and FindWhat.com, a Nevada corporation, the Board of Directors shall be increased to nine (9) members and divided into three classes with the term of office of the first class to expire at the first annual meeting of the stockholders following the Effective Time, the term of office of the second class to expire at the second annual meeting of stockholders held following the Effective Time, the term of office of the third class to expire at the third annual meeting of stockholders following the Effective Time, and thereafter for each such term to expire at each third succeeding annual meeting of stockholders after such election. All directors shall hold office until the expiration of the term for which elected, and until their respective successors are elected, except in the case of the death, resignation, or removal of any director.

         Section 3. Powers of Board of Directors. The business of the Corporation shall be managed by or under the direction of its Board of Directors which may exercise all such powers of the Corporation and do all such lawful acts and things as are not by statute or by the Certificate of Incorporation or by these Bylaws directed or required to be exercised or done by the stockholders.

         Section 4. Place of Meetings. The Board of Directors of the Corporation may hold meetings, both regular and special, either within or without the State of Delaware.

         Section 5. Organizational Meetings. The first meeting of each newly elected Board of Directors shall be held immediately after the annual meeting of stockholders at the same place as such annual meeting is held and no notice of such meeting shall be necessary to the newly elected directors in order legally to constitute the meeting, provided a quorum shall be present. In the event such meeting is not held at the time and place provided herein, the meeting may be held at such time and place as shall be specified in a notice given as hereinafter provided for special meetings of the Board of Directors, or as shall be specified in a written waiver signed by all of the directors.

         Section 6. Regular Meetings. Regular meetings of the Board of Directors may be held without notice at such time and at such place as shall from time to time be determined by the Board of Directors.

         Section 7. Special Meetings. Special meetings of the Board of Directors may be called by the chairman of the board or the president and shall be called by the chairman of the board or the president or the secretary on the written request of a majority of the directors. Notice of special meetings of the Board of Directors shall be given to each director (i) in a writing mailed not less than three days before such meeting addressed to the residence or usual place of business of a director, (ii) by facsimile or telegram sent not less than two days before such meeting to the residence or usual place of business of a director, or (iii) delivered in person or by telephone not less than one day before such meeting.

         Section 8. Quorum. At all meetings of the Board of Directors a majority of the directors shall constitute a quorum for the transaction of business and the act of a majority of the directors present at any meeting at which there is a quorum shall be the act of the Board of Directors, except as may be otherwise specifically provided by statute or by the Certificate of Incorporation. If a quorum shall not be present at any meeting of the Board of Directors, the directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present.

         Section 9. Actions by Unanimous Written Consent. Unless otherwise restricted by the Certificate of Incorporation or these Bylaws, any action required or permitted to be taken at any meeting of the Board of Directors or of any committee thereof may be taken without a meeting, if all members of the Board of Directors or committee, as the case may be, consent thereto in writing, and the writing or writings are filed with the minutes of proceedings of the Board of Directors or committee.

         Section 10. Participation by Telephonic Communications. Unless otherwise restricted by the Certificate of Incorporation or these Bylaws, members of the Board of Directors, or any committee designated by the Board of Directors, may participate in a meeting of the Board of Directors, or any committee, by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and such participation in a meeting shall constitute presence in person at the meeting.

         Section 11. Designation of Committees. The Board of Directors may, by resolution passed by a majority of the whole Board of Directors, designate one or more committees, each committee to consist of not less than two directors of the Corporation. The board may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. Any such committee, to the extent provided in the resolution of the Board of Directors, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the Corporation.

         In the absence or disqualification of a member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member.

         Section 12. Minutes of Committee Meetings. Each committee shall keep regular minutes of its meetings and report the same to the Board of Directors when required.

         Section 13. Compensation and Expenses of Directors. Unless otherwise restricted by the Certificate of Incorporation or these Bylaws, the Board of Directors shall have the authority to fix the compensation of directors. The directors may be paid their expenses, if any, of attendance at each meeting of the Board of Directors and may be paid a fixed sum for attendance at each meeting of the Board of Directors or a stated salary as director. No such payment shall preclude any director from serving the Corporation in any other capacity and receiving compensation therefor. Members of special or standing committees may be allowed like compensation for attending committee meetings.

         Section 14. Vacancies. Subject to the rights of the holders of any series of Preferred Stock then outstanding, newly created directorships resulting from any increase in the authorized number of directors or any vacancies in the Board of Directors resulting from death, resignation or other cause (including removal from office by a vote of the stockholders) may be filled only by a majority vote of the directors then in office, though less than a quorum, or by the sole remaining director, and directors so chosen shall hold office for a term expiring at the next annual meeting of stockholders at which the term of office of the class to which they have been elected expires, and until their respective successors are elected, except in the case of the death, resignation, or removal of any director.

                              ARTICLE IV - NOTICES

         Section 1. Manner of Notices. Whenever, under the provisions of the statutes or of the Certificate of Incorporation or of these Bylaws, notice is required to be given to any director or stockholder, it shall not be construed to mean personal notice, but such notice may be given in writing, by mail, addressed to such director or stockholder, at his address as it appears on the records of the Corporation, with postage thereon prepaid, and such notice shall be deemed to be given at the time when the same shall be deposited in the United States mail. Notice to directors may also be given by telegram or telecopy.

         Section 2. Waiver of Notices. Whenever any notice is required to be given under the provisions of the statutes or of the Certificate of Incorporation or of these Bylaws, a waiver thereof in writing, signed by the person or persons entitled to such notice, whether before or after the time stated therein, shall be deemed equivalent thereto.

                              ARTICLE V - OFFICERS

         Section 1. Designations of Officers. The officers of the Corporation shall be chosen by the Board of Directors and shall be a chairman of the board, a president, a vice-president, a secretary, and a treasurer. The Board of Directors may also choose additional vice-presidents (including senior, executive, or assistant vice-presidents), and one or more assistant secretaries and assistant treasurers. Any number of offices may be held by the same person, unless the Certificate of Incorporation or these Bylaws otherwise provides.

         Section 2. Election of Officers. The Board of Directors at its first meeting after each annual meeting of stockholders shall choose a chairman, a president, one or more vice-presidents, a secretary, and a treasurer.

         Section 3. Other Officers. The Board of Directors may appoint such other officers and agents as it shall deem necessary who shall hold their offices for such terms and shall exercise such powers and perform such duties as shall be determined from time to time by the Board of Directors.

         Section 4. Salaries of Officers. The salaries of all officers and agents of the Corporation shall be fixed by the Board of Directors.

         Section 5. Terms of Office. The officers of the Corporation shall hold office until their successors are chosen and qualify. Any officer elected or appointed by the Board of Directors may be removed at any time by the affirmative vote of a majority of the Board of Directors. Any vacancy occurring in any office of the Corporation shall be filled by the Board of Directors.

         Section 6. Duties of Chairman of the Board. The chairman of the Board of Directors shall preside at all meetings of the stockholders and of the Board of Directors at which he is present; and, in his absence, the president shall preside at such meetings. He shall have such other powers and perform such other duties as from time to time may be conferred or imposed upon him by the Board of Directors.

         Section 7. Vice Chairman of the Board. The vice chairman of the Board of Directors shall have such other powers and perform such other duties as from time to time may be conferred or imposed upon him by the Board of Directors.

         Section 8. Duties of the President. The president of the Corporation shall be the principal operating and administrative officer of the Corporation. If there is no chairman of the board or during the absence or disability of the chairman of the board, he shall exercise all of the powers and discharge all of the duties of the chairman of the board. He shall possess power to sign all certificates, contracts, and other instruments of the Corporation. He shall, in the absence of the chairman of the board, preside at all meetings of the stockholders and of the Board of Directors. He shall perform all such other duties as are incident to his office or are properly required of him by the Board of Directors.

         Section 9. Duties of the Vice-Presidents. In the absence of the president or in the event of his inability or refusal to act, the vice-president (or in the event there be more than one vice-president, the vice-presidents in the order designated by the directors, or in the absence of any designation, then in the order of their election) shall perform the duties of the president, and when so acting, shall have all the powers of and be subject to all the restrictions upon the president. The vice-presidents shall perform such other duties and have such other powers as the Board of Directors may from time to time prescribe.

         Section 10. Duties of the Secretary. The secretary shall attend all meetings of the Board of Directors and all meetings of the stockholders and record all the proceedings of the meetings of the Corporation and of the Board of Directors in a book to be kept for that purpose and shall perform like duties for the standing committees when required. He shall give, or cause to be given, notice of all meetings of the stockholders and special meetings of the Board of Directors, and shall perform such other duties as may be prescribed by the Board of Directors or chief executive officer, under whose supervision he shall be. He shall have custody of the corporate seal of the Corporation and he, or an assistant secretary, shall have authority to affix the same to any instrument requiring it and when so affixed, it may be attested by his signature or by the signature of such assistant secretary. The Board of Directors may give general authority to any other officer to affix the seal of the Corporation and to attest the affixing by his signature.

         Section 11. Duties of the Assistant Secretary. The assistant secretary, or if there be more than one, the assistant secretaries in the order determined by the Board of Directors (or if there be no such determination, then in the order of their election) shall, in the absence of the secretary or in the event of his inability or refusal to act, perform the duties and exercise the powers of the secretary and shall perform such other duties and have such other powers as the Board of Directors may from time to time prescribe.

         Section 12. Duties of the Treasurer. The treasurer shall have the custody of the corporate funds and securities and shall keep full and accurate accounts of receipts and disbursements in books belonging to the Corporation and shall deposit all moneys and other valuable effects in the name and to the credit of the Corporation in such depositories as may be designated by the Board of Directors.

         Section 13. Further Duties of the Treasurer. The treasurer shall disburse the funds of the Corporation as may be ordered by the Board of Directors, taking proper vouchers for such disbursements, and shall render to the chairman of the board, president, and the Board of Directors, at its regular meetings or when the Board of Directors so requires, an account of all his transactions as treasurer and of the financial condition of the Corporation.

         Section 14. Bond. If required by the Board of Directors, the treasurer shall give the Corporation a bond (which shall be renewed each year) in such sum and with such surety or sureties as shall be satisfactory to the Board of Directors for the faithful performance of the duties of his office and for the restoration to the Corporation, in case of his death, resignation, retirement, or removal from office, of all books, papers, vouchers, money, and other property of whatever kind in his possession or under his control belonging to the Corporation.

         Section 15. Assistant Treasurer. The assistant treasurer, or if there shall be more than one, the assistant treasurers in the order determined by the Board of Directors (or if there be no such determination, then in the order of their election) shall, in the absence of the treasurer or in the event of his inability or refusal to act, perform the duties and exercise the powers of the treasurer and shall perform such other duties and have such other powers as the Board of Directors may from time to time prescribe.

                        ARTICLE VI - CERTIFICATE OF STOCK

         Section 1. Certificates. Every holder of stock in the Corporation shall be entitled to have a certificate, signed by, or in the name of the Corporation by, the chairman of the board or the president or a vice-president and the treasurer or an assistant treasurer or the secretary or an assistant secretary of the Corporation, certifying the number of shares owned by him in the Corporation.

         Section 2. Facsimile Signatures. Any of or all the signatures on the certificate may be facsimile. In case any officer, transfer agent, or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent, or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if he were such officer, transfer agent, or registrar at the date of issue.

         Section 3. Lost Certificates. The Board of Directors (through the Corporation's duly authorized officers) may direct a new certificate or certificates to be issued in place of any certificate or certificates theretofore issued by the Corporation alleged to have been lost, stolen, or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost, stolen, or destroyed. When authorizing such issue of a new certificate or certificates, the Board of Directors (through the Corporation's duly authorized officers) may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost, stolen, or destroyed certificate or certificates, or his legal representative, to advertise the same in such manner as it shall require and/or to give the Corporation a bond in such sum as it may direct as indemnity against any claim that may be made against the Corporation with respect to the certificate alleged to have been lost, stolen, or destroyed.

         Section 4. Transfer of Stock. Upon surrender to the Corporation or the transfer agent of the Corporation of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignation, or authority to transfer, it shall be the duty of the Corporation to issue a new certificate to the person entitled thereto, cancel the old certificate, and record the transaction upon its books.

         Section 5. Fixing Record Date. In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, entitled to express consent to corporate action in writing without a meeting, entitled to receive payment of any dividend or other distribution or allotment of any rights, entitled to exercise any rights in respect of any change, conversion, or exchange of stock, or for the purpose of any other lawful action, the Board of Directors may fix, in advance, a record date, which shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors and shall not be more than sixty nor less than ten days before the date of any such meeting, nor more than sixty days prior to any other action, provided that the record date to determine stockholders entitled to consent in writing without a meeting shall be not more than ten days after the date upon which the resolution fixing the record date is adopted by the Board of Directors. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

         Section 6. Registered Stockholders. The Corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends, and to vote as such owner, and to hold liable for calls and assessments a person registered on its books as the owner of shares, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of Delaware.

                   ARTICLE VII - GENERAL PROVISIONS DIVIDENDS

         Section 1. Dividends. Dividends upon the capital stock of the Corporation, subject to the provisions of the Certificate of Incorporation, if any, may be declared by the Board of Directors to the extent permitted by applicable law then in effect. Dividends may be paid in cash, in property, or in shares of the capital stock, subject to the provisions of the Certificate of Incorporation.

         Section 2. Reserves. Before payment of any dividend, there may be set aside out of any funds of the Corporation available for dividends such sum or sums as the directors from time to time, in their absolute discretion, deem proper as a reserve or reserves to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the Corporation, or for such other purpose as the directors shall deem conducive to the interest of the Corporation, and the directors may modify or abolish any such reserve in the manner in which it was created.

         Section 3. Annual Statement. The Board of Directors shall present at each annual meeting, and at any special meeting of the stockholders when called for by vote of the stockholders, a full and clear statement of the business and condition of the Corporation.

         Section 4 Checks. All checks or demands for money and notes of the Corporation shall be signed by such officer or officers or such other person or persons as the Board of Directors may from time to time designate.

         Section 5. Fiscal Year. The fiscal year of the Corporation shall end on December 31 of each year, unless otherwise fixed by resolution of the Board of Directors.

         Section 6. Seal. The corporate seal shall have inscribed thereon the name of the Corporation, the year of its organization and the words "Corporate Seal, Delaware." The seal may be used by causing it or a facsimile thereof to be impressed or affixed or reproduced or otherwise.

         Section 7.        Right of Inspection.

         (a) The accounting books and records and minutes of proceedings of the shareholders and the Board of Directors and committees of the Board of Directors shall be open to inspection upon the written demand of any shareholder or holder of a voting trust certificate at any reasonable time during usual business hours for a purpose reasonably related to such holder's interest as a shareholder or as the holder of such voting trust certificate. This right of inspection shall extend to the records of the subsidiaries, if any, of the Corporation. Such inspection may be made in person or by agent or attorney, and the right of inspection includes the right to copy and make extracts.

         (b) Every director shall have the absolute right at any reasonable time to inspect and copy all books, records and documents of every kind and to inspect the physical properties of the Corporation and/or its subsidiary corporations. Such inspection may be made in person or by agent or attorney, and the right of inspection includes the right to copy and make extracts.

                            ARTICLE VIII - AMENDMENTS

         Section 1. Amendment. Amendments and changes of these ByLaws may be made at any regular or special meeting of the Board of Directors by a vote of a majority of the Board, or may be made by a vote of, or a consent in writing signed by the holders of a majority of the issued and outstanding capital stock.

         Section 2. Additional ByLaws. Additional bylaws not inconsistent herewith may be adopted by the Board of Directors at any meeting of the Board of Directors at which a quorum is present by an affirmative vote of a majority of the directors present or by the unanimous consent of the Board of Directors.

             ARTICLE IX - INDEMNIFICATION OF DIRECTORS AND OFFICERS

         Section 1. Right to Indemnification. Each person who was or is made a party or is threatened to be made a party to or is involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative ("proceeding"), by reason of the fact that he or she or a person of whom he or she is the legal representative, is or was a director or officer of the Corporation or is or was serving at the request of the Corporation as a director or officer of another corporation, or of a partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans, whether the basis of such proceeding is alleged action in an official capacity as a director, officer or employee or in any other capacity while serving as a director, officer or employee, shall be indemnified and held harmless by the Corporation to the fullest extent authorized by the Delaware General Corporation Law, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than said Law permitted the Corporation to provide prior to such amendment) against all expenses, liability and loss reasonably incurred or suffered by such person in connection therewith and such indemnification shall continue as to a person who has ceased to be a director, officer or employee and shall inure to the benefit of his or her heirs, executors and administrators; provided, however, that except as provided in Section 1 of this Article IX, the Corporation shall indemnify any such person seeking indemnity in connection with an action, suit or proceeding (or part thereof) initiated by such person only if (a) such indemnification is expressly required to be made by law, (b) the action, suit or proceeding (or part thereof) was authorized by the Board of Directors of the Corporation, (c) such indemnification is provided by the Corporation, in its sole discretion, pursuant to the powers vested in the Corporation under the Delaware General Corporation Law, or (d) the action, suit or proceeding (or part thereof) is brought to establish or enforce a right to indemnification under an indemnity agreement or any other statute or law or otherwise as required under
Section 145 of the Delaware General Corporation Law. Such right shall be a contract right and shall include the right to be paid by the Corporation expenses incurred in defending any such proceeding in advance of its final disposition; provided, however, that, unless the Delaware General Corporation Law then so prohibits, the payment of such expenses incurred by a director or officer of the Corporation in his or her capacity as a director or officer (and not in any other capacity in which service was or is tendered by such person while a director or officer, including, without limitation, service to an employee benefit plan) in advance of the final disposition of such proceeding, shall be made only upon delivery to the Corporation of an undertaking, by or on behalf of such director or officer, to repay all amounts so advanced if it should be determined ultimately that such director or officer is not entitled to be indemnified under this Section or otherwise.

         Section 2.        Right of Claimant to Bring Suit. If a claim under
Section 2 is not paid in full by the Corporation within ninety (90) days after a written claim has been received by the Corporation, the claimant may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim and, if such suit is not frivolous or brought in bad faith, the claimant shall be entitled to be paid also the expense of prosecuting such claim. It shall be a defense to any such action (other than an action brought to enforce a claim for expenses incurred in defending any proceeding in advance of its final disposition where the required undertaking, if any, has been tendered to this Corporation) that the claimant has not met the standards of conduct which make it permissible under the Delaware General Corporation Law for the Corporation to indemnify the claimant for the amount claimed. Neither the failure of the Corporation (including its Board of Directors, independent legal counsel, or its stockholders) to have made a determination prior to the commencement of such action that indemnification of a claimant is proper in the circumstances because he or she has met the applicable standard of conduct set forth in the Delaware General Corporation Law, nor an actual determination by the Corporation (including its Board of Directors, independent legal counsel or its stockholders) that the claimant has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that claimant has not met the applicable standard of conduct.

         Section 3. Indemnification of Employees and Agents. The Corporation may, to the extent authorized from time to time by the Board of Directors, grant rights to indemnification, and to the advancement of related expenses, to any employee or agent of the Corporation to the fullest extent of the provisions of this Article with respect to the indemnification of and advancement of expenses to directors and officers of the Corporation.

         Section 4. Non-Exclusivity of Rights. The rights conferred on any person in Sections 1 and 2 of Article IX shall not be exclusive of any other rights which such persons may have or hereafter acquire under any statute, provision of the Certificate of Incorporation, bylaw, agreement, vote of stockholders or disinterested directors or otherwise.

         Section 5. Indemnification Contracts. The Board of Directors is authorized to enter into a contract with any director, officer, employee or agent of the Corporation, or any person serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, including employee benefit plans, providing for indemnification rights equivalent to or, if the Board of Directors so determines, greater than, those provided for in this
Article IX.

         Section 6. Insurance. The Corporation shall maintain insurance to the extent reasonably available, at its expense, to protect itself and any such director, officer, employee or agent of the Corporation or another corporation, partnership, joint venture, trust or other enterprise against any such expense, liability or loss, whether or not the Corporation would have the power to indemnify such person against such expense, liability or loss under the Delaware General Corporation Law.

         Section 7.
                           Effect of Amendment. Any amendment, repeal or
modification of any provision of this Article IX by the stockholders and the directors of the Corporation shall not adversely affect any right or protection of a director or officer of the Corporation existing at the time of such amendment, repeal or modification.

         Section 8. Acts of Disinterested Directors. Disinterested Directors considering or acting on any indemnification matter under this Article or under governing corporate law or otherwise may consider or take action as the Board of Directors or may consider or take action as a committee or individually or otherwise. In the event that Disinterested Directors consider or take action as the Board of Directors, one-third of the total number of directors in office shall constitute a quorum.

Dated: April 16, 2002           FINDWHAT.COM, INC.


                                     By:
                                        ---------------------------------------
                                          Craig A. Pisaris-Henderson
                                          President and Chief Executive Officer

                                  FINDWHAT.COM

                 121 WEST 27TH STREET, NEW YORK, NEW YORK 10001

        ----------------------------------------------------------------

            PROXY FOR ANNUAL MEETING OF STOCKHOLDERS - JUNE 10, 2002

     The undersigned stockholder of FindWhat.com. (the "Company") hereby appoints Craig A. Pisaris-Henderson and Phillip R. Thune, or either one of them, as attorneys and proxies with full power of substitution to vote all shares of Common Stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held at the Hilton Garden Inn, located at 12600 University Drive, Ft. Myers, Florida 33907, on June 10, 2002, at 2:30 p.m., local time, and at any adjournments or postponements thereof as follows:

1.   ELECTION OF DIRECTORS.
     [ ] FOR all nominees listed below (except as marked to the contrary)
     [ ] WITHHOLD AUTHORITY to vote for all nominees listed below
         (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME BELOW.)

         -   Craig A. Pisaris-Henderson     -   Courtney P. Jones         -   Robert D. Brahms
         -   Rupinder Sidhu                 -   Frederick E. Guest II     -   Peter V. Miller
         -   Kenneth E. Christensen         -   Phillip R. Thune          -   Robert J. Mylod, Jr.

2. TO APPROVE THE COMPANY'S REINCORPORATION IN DELAWARE BY APPROVAL AND ADOPTION OF THE AGREEMENT AND PLAN OF MERGER TO BE ENTERED INTO BY AND BETWEEN THE COMPANY AND FINDWHAT.COM, INC., A DELAWARE CORPORATION AND WHOLLY OWNED SUBSIDIARY OF THE COMPANY, AS DESCRIBED IN THE COMPANY'S PROXY STATEMENT.

     [ ] FOR
     [ ] AGAINST

3. IN THEIR DISCRETION TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.


THIS PROXY, WHEN EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2.

     The undersigned hereby acknowledges receipt of the Notice of the Annual Meeting of Stockholders, dated April 30, 2002, and the Proxy Statement furnished therewith. Any proxy heretofore given to vote said shares hereby is revoked.

     PLEASE SIGN AND DATE THIS PROXY BELOW AND RETURN IN THE ENCLOSED ENVELOPE.

                                             Dated:                       , 2002
                                                   -----------------------

                                              ---------------------------------
                                                          (Signature)


                                              ---------------------------------
                                                          (Signature)

                                              Signature(s) must agree with the
                                              name(s) printed on this Proxy. If
                                              shares are registered in two
                                              names, both stockholders should
                                              sign this Proxy. When signing as
                                              attorney, executor, administrator,
                                              trustee or guardian, please give
                                              your full title.


           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS